                                                                     Exhibit 2



                      AGREEMENT AND PLAN OF REORGANIZATION

                                     among

                         (i) Republic Industries, Inc.
                                  AS REPUBLIC

       (ii) Alamo Acquisition Corp., Alamo (Canada) Acquisition Corp.,
    Alamo (Belgium) Acquisition Corp., Territory Blue Acquisition Corp., Tower Advertising Group Acquisition Corp., Green Corn Acquisition Corp.,
   Guy Salmon Acquisition Corp., Alasys Acquisition Corp., Tripperoo Wings
    Acquisition Corp., Rising Moon Acquisition Corp., Alamo (Puerto Rico) Acquisition Corp., Alamo Sales Acquisition Corp., AFL Fleet Acquisition
 Corp., Alamo Leasing Acquisition Corp., Alamo Automobile Acquisition Corp.,
    Alamo Shuttle Acquisition Corp., Tower Restaurants Acquisition Corp.,
             Tower Food Acquisition Corp. and Corporate Planners
                             Acquisition Corp.,
                        AS THE REPUBLIC SUBSIDIARIES

                                     and

(iii) Michael S. Egan, The Michael S. Egan Living Trust, The Michael S. Egan Grantor Retained Annuity Trust for Sarah Egan Mooney, The Michael S. Egan
 Grantor Retained Annuity Trust for Eliza Shenners Egan, The Michael S. Egan Grantor Retained Annuity Trust for Catherine Lewis Egan, The Michael S. Egan Grantor Retained Annuity Trust for Teague Michael Thomas Egan, The Michael S.
 Egan Grantor Retained Annuity Trust for Riley Martin Michael Egan, The 110
            Group Trust, Norman D. Tripp and William H. Kelly,Jr.
                             AS THE SHAREHOLDERS

                                     and

(iv) Alamo Rent-A-Car, Inc., Alamo Rent-A-Car (Canada), Inc. Alamo Rent-A-Car (Belgium), Inc., Territory Blue, Inc., Tower Advertising Group, Inc., Green
Corn, Inc., Guy Salmon USA, Inc., Alasys, Inc., Tripperoo Wings, Inc., Rising
 Moon Inc., Alamo Rent-A-Car (Puerto Rico) Inc., Alamo International Sales, Inc., Risk Management Reengineering Assurance Group, AFL Fleet Funding, Inc.,
 Alamo Leasing Corp., Alamo Automobile Sales, Inc., Alamo Shuttle, Inc., 110 Tower Restaurants, Inc., Tower Food & Beverage, Inc., Corporate Planners &
            Developers, Inc., Alasys, Ltd., Guy Salmon USA, Ltd.,
                           DKBERT Assoc. and RKCTR
                          AS THE CONVEYED ENTITIES


                           DATED NOVEMBER 6, 1996

                               TABLE OF CONTENTS

                                                                                                                    PAGE

                                   ARTICLE I


                                  DEFINITIONS AND TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 6 -
Section 1.1      Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   - 6 -
Section 1.2      Other Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 12 -
Section 1.3      Other Definitional Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 12 -

                                  ARTICLE II

                                  PLAN OF REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 13 -
Section 2.1      The Mergers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 13 -
Section 2.2      Conversion of Alamo Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 18 -
Section 2.3      Conversion of Alamo Canada Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 18 -
Section 2.4      Conversion of Alamo Belgium Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 19 -
Section 2.5      Conversion of Territory Blue Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 20 -
Section 2.6      Conversion of Tower Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 21 -
Section 2.7      Conversion of Green Corn Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 22 -
Section 2.8      Conversion of Guy Salmon Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 23 -
Section 2.9      Conversion of Alasys Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 23 -
Section 2.10     Conversion of Tripperoo Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 24 -
Section 2.11     Conversion of Rising Moon Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 25 -
Section 2.12     Conversion of Alamo (Puerto Rico) Securities . . . . . . . . . . . . . . . . . . . . . . . . . .  - 26 -
Section 2.13     Conversion of Alamo Sales Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 27 -
Section 2.14     [Intentionally Deleted]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 27 -
Section 2.15     Conversion of Fleet Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 27 -
Section 2.16     Conversion of Alamo Leasing Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 28 -
Section 2.17     Conversion of Alamo Automobile Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 29 -
Section 2.18     Conversion of Alamo Shuttle Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 30 -
Section 2.19     Conversion of Tower Restaurants Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 31 -
Section 2.20     Conversion of Tower Food Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 32 -
Section 2.21     Conversion of Corporate Planners Securities  . . . . . . . . . . . . . . . . . . . . . . . . . .  - 32 -
Section 2.22     Risk Management; Conveyed Partnerships . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 33 -
Section 2.23     Aggregate Consideration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 34 -
Section 2.24     Exchange of Certificates and Other Consideration . . . . . . . . . . . . . . . . . . . . . . . .  - 34 -


                                 ARTICLE III

                                           CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 35 -

                                                            ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES
      OF THE CONVEYED ENTITIES AND THE SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 35 -
Section 4.1      Authority; Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 36 -
Section 4.2      Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 36 -
Section 4.3      Ownership of Company Common Stock and Partnership Interests  . . . . . . . . . . . . . . . . . .  - 36 -
Section 4.4      Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 37 -
Section 4.5      Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 37 -
Section 4.6      Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 37 -
Section 4.7      SEC Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 38 -
Section 4.8      Absence of Certain Changes or Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 38 -
Section 4.9      [Intentionally Deleted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 38 -
Section 4.10     Property; Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 38 -
Section 4.11     Litigation and Claims; Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . .  - 39 -
Section 4.12     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 40 -
Section 4.13     Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 40 -
Section 4.14     Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 41 -
Section 4.15     Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 43 -
Section 4.16     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 45 -
Section 4.17     Employee Benefits; ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 47 -
Section 4.18     Labor Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 50 -
Section 4.19     Franchisees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 51 -
Section 4.20     Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 51 -
Section 4.21     Affiliate Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 51 -
Section 4.22     Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 52 -
Section 4.23     Information in Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 52 -
Section 4.24     Certain Accounting Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 52 -


                                                             ARTICLE V


                   REPRESENTATIONS AND WARRANTIES OF
               REPUBLIC AND THE REPUBLIC SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 52 -
Section 5.1      Authority; Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 52 -
Section 5.2      Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 52 -
Section 5.3      Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 53 -
Section 5.4      Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 53 -
Section 5.5      SEC Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 53 -
Section 5.6      Information in Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 54 -
Section 5.7      Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 54 -
Section 5.8      [Intentionally Deleted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 54 -
Section 5.9      Republic Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 54 -
Section 5.10     Litigation and Claims; Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . .  - 54 -

Section 5.11     Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 55 -
Section 5.12     Financial Projections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 56 -
Section 5.13     Intention Concerning Reorganizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 56 -
Section 5.14     Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 56 -

                                  ARTICLE VI

                                  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 56 -
Section 6.1      Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 56 -
Section 6.2      Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 57 -
Section 6.3      Commercially Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 59 -
Section 6.4      No Solicitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 59 -
Section 6.5      Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 60 -
Section 6.6      SEC Documents; Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 60 -
Section 6.7      Certain Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 60 -
Section 6.8      Intercompany Obligations; Affiliate Agreements . . . . . . . . . . . . . . . . . . . . . . . . .  - 63 -
Section 6.9      [Intentionally Deleted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 63 -
Section 6.10     [Intentionally Deleted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 63 -
Section 6.11     HSR Act Filings; Other Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 63 -
Section 6.12     Non-Competition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 64 -
Section 6.13     Public Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 64 -
Section 6.14     Affected Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 65 -
Section 6.15     [Intentionally Deleted]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 65 -
Section 6.16     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 65 -
Section 6.17     Distribution of Earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 66 -
Section 6.18     Pooling Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 67 -
Section 6.19     Sale of Republic Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 67 -
Section 6.20     Certified  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 68 -

                                 ARTICLE VII

                           CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 68 -
Section 7.1      Conditions to the Obligations of Republic, the Republic
                 Subsidiaries and the Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 68 -
Section 7.2      Conditions to the Obligations of Republic and the
                 Republic Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 68 -
Section 7.3      Conditions to the Obligations of the Shareholders  . . . . . . . . . . . . . . . . . . . . . . .  - 70 -

                                 ARTICLE VIII

                     SURVIVAL AND INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 71 -
Section 8.1      Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 71 -
Section 8.2      Indemnification by the Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 71 -

_

Section 8.3      Indemnification by Republic and the Republic Subsidiaries  . . . . . . . . . . . . . . . . . . .  - 72 -
Section 8.4      Indemnification Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 72 -

                                  ARTICLE IX

                                 TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 73 -
Section 9.1      Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 73 -
Section 9.2      Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 74 -

                                  ARTICLE X

                                 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 75 -
Section 10.1     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 75 -
Section 10.2     Amendment: Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 77 -
Section 10.3     Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 77 -
Section 10.4     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 77 -
Section 10.5     Fulfillment of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 77 -
Section 10.6     Parties in Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 77 -
Section 10.7     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 77 -
Section 10.8     Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 78 -
Section 10.9     Governing Law: Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 78 -
Section 10.10    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 78 -
Section 10.11    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 78 -
Section 10.12    Specific Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  - 78 -



                                  SCHEDULES

Schedule 2                Purchase Price Allocation
Schedule 4.2              Conveyed Entities
Schedule 4.3              Ownership of Shares and Partnership Interests
Schedule 4.4              Non-Contravention
Schedule 4.5              Consents and Approvals
Schedule 4.6              Subsidiaries
Schedule 4.8              Certain Changes or Events
Schedule 4.10             Property
Schedule 4.11             Litigation and Claims
Schedule 4.12             Insurance
Schedule 4.13(a)          Environmental Matters - Compliance
Schedule 4.13(b)          Environmental Claims
Schedule 4.13(c)          Basis for Environmental Claims
Schedule 4.13(d)          Environmental Matters - Storage Sites

Schedule 4.13(f)          Environmental Matters - Presence on Real Property
Schedule 4.14             Material Contracts
Schedule 4.15(a)          Intellectual Property - Rights to Use or License
Schedule 4.15(b)          Intellectual Property - Cancellations
Schedule 4.15(c)          Intellectual Property - Material Agreements
Schedule 4.15(d)          Intellectual Property - Computer Programs
Schedule 4.15(f)          Intellectual Property - Claims Against Conveyed Entities
Schedule 4.15(g)          Intellectual Property - Claims Against Third Parties
Schedule 4.16             Taxes
Schedule 4.17             Employee Benefits - Liabilities and Proceedings
Schedule 4.18             Labor Matters
Schedule 4.19             Franchisees
Schedule 4.20             Records
Schedule 4.21             Affiliate Transactions
Schedule 5.3              Noncontravention
Schedule 5.4              Consents and Approvals
Schedule 5.10             Litigation and Claims; Compliance with Laws
Schedule 5.12             Financial Projections
Schedule 6.7(f)           Personnel
Schedule 6.8(a)           Certain Accounts
Schedule 6.8(b)           Certain Agreements
Schedule 6.14             Unaccrued Compensation
Schedule 6.16             Insurance

                                   ANNEXES

Annex I.                  Alamo Articles of Merger
Annex II.                 Alamo Canada Articles of Merger
Annex III.                Alamo Belgium Articles of Merger
Annex IV.                 Territory Blue Articles of Merger
Annex V.                  Tower Articles of Merger
Annex VI.                 Green Corn Articles of Merger
Annex VII.                Guy Salmon Articles of Merger
Annex VIII.               Alasys Articles of Merger
Annex IX.                 Tripperoo Articles of Merger
Annex X.                  Rising Moon Articles of Merger
Annex XI.                 Alamo (Puerto Rico) Articles of Merger
Annex XII.                Alamo Sales Articles of Merger
Annex XIII.               [Intentionally Deleted]
Annex XIV.                Fleet Articles of Merger
Annex XV.                 Alamo Leasing Articles of Merger
Annex XVI.                Alamo Automobile Articles of Merger
Annex XVII.               Alamo Shuttle Articles of Merger

Annex XVIII.              Tower Restaurants Articles of Merger
Annex XIX.                Tower Food Articles of Merger
Annex XX.                 Corporate Planners Articles of Merger


                                   EXHIBITS

Exhibit "A" - Registration Rights Agreement
Exhibit "B" - Greenberg Traurig Legal Opinion
Exhibit "C" - Tripp Scott Legal Opinion
Exhibit "D" - Akerman Senterfitt Legal Opinion

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into as of the 6th day of November, 1996, by and among (i) ALAMO ACQUISITION CORP., a Florida corporation ("AAC"), ALAMO (CANADA) ACQUISITION CORP., a Florida corporation ("ACA"), ALAMO (BELGIUM) ACQUISITION CORP., a Florida corporation ("ABA"), TERRITORY BLUE ACQUISITION CORP., a Florida corporation ("TBA"), TOWER ADVERTISING GROUP ACQUISITION CORP., a Florida corporation ("TAG"), GREEN CORN ACQUISITION CORP., a Florida corporation ("GCA"), GUY SALMON ACQUISITION CORP., a Florida corporation ("GSA"), and ALASYS ACQUISITION CORP., a Florida corporation ("AC"), TRIPPEROO WINGS ACQUISITION CORP., a Florida corporation ("TWA"), RISING MOON ACQUISITION CORP., a Florida corporation ("RMA"), ALAMO (PUERTO RICO) ACQUISITION CORP., a Delaware corporation ("APR"), ALAMO SALES ACQUISITION CORP., a Florida corporation ("AIS"), AFL FLEET ACQUISITION CORP., a New York corporation ("AFL"), ALAMO LEASING ACQUISITION CORP., a Florida corporation ("ALC"), ALAMO AUTOMOBILE ACQUISITION CORP., a Florida corporation ("AASC"), ALAMO SHUTTLE ACQUISITION CORP., a Florida corporation ("ASC"), TOWER RESTAURANTS ACQUISITION CORP., a Florida corporation ("TRC"), TOWER FOOD ACQUISITION CORP., a Florida corporation ("TFB"), and CORPORATE PLANNERS ACQUISITION CORP., a Florida corporation ("CPA") (each, a "Republic Subsidiary" and collectively, the "Republic Subsidiaries"); (ii) ALAMO RENT-A-CAR, INC., a Florida corporation ("Alamo"), ALAMO RENT-A-CAR (CANADA), INC., a Florida corporation ("Alamo Canada"), ALAMO RENT-A-CAR (BELGIUM), INC., a Florida corporation ("Alamo Belgium"), TERRITORY BLUE, INC., a Florida corporation ("Territory Blue"), TOWER ADVERTISING GROUP, INC., a Florida corporation ("Tower"), GREEN CORN, INC., a Florida corporation ("Green Corn"), GUY SALMON USA, INC., a Florida corporation ("Guy Salmon"), ALASYS, INC., a Florida corporation ("Alasys"), TRIPPEROO WINGS, INC., a Florida corporation ("Tripperoo"), RISING MOON INC., a Florida corporation ("Rising Moon"), ALAMO RENT-A-CAR (PUERTO RICO) INC., a Delaware corporation ("Alamo (Puerto Rico)"), ALAMO INTERNATIONAL SALES, INC., a Florida corporation ("Alamo Sales"), RISK MANAGEMENT REENGINEERING ASSURANCE GROUP, a Cayman Islands company ("Risk Management"), AFL FLEET FUNDING, INC., a New York corporation ("Fleet"), ALAMO LEASING CORP., a Florida corporation ("Alamo Leasing"), ALAMO AUTOMOBILE SALES, INC., a Florida corporation ("Alamo Automobile"), ALAMO SHUTTLE, INC., a Florida corporation ("Alamo Shuttle"), 110 TOWER RESTAURANTS, INC., a Florida corporation ("Tower Restaurants"), TOWER FOOD & BEVERAGE, INC., a Florida corporation ("Tower Food"), CORPORATE PLANNERS & DEVELOPERS, INC., a Florida corporation ("Corporate Planners"), ALASYS, LTD., a Florida limited partnership, GUY SALMON USA, LTD., a Florida limited partnership ("Guy Salmon, Ltd"), DKBERT ASSOC., a Florida general partnership, and RKCTR, a Florida general partnership (each, a "Conveyed Entity" and, collectively, the "Conveyed Entities"); (iii) REPUBLIC INDUSTRIES, INC., a Delaware corporation ("Republic"); and (iv) MICHAEL S. EGAN, THE MICHAEL S. EGAN LIVING TRUST, THE MICHAEL S. EGAN GRANTOR RETAINED ANNUITY TRUST FOR SARAH EGAN MOONEY, THE MICHAEL S. EGAN GRANTOR RETAINED ANNUITY TRUST FOR ELIZA SHENNERS EGAN, THE MICHAEL S. EGAN GRANTOR RETAINED ANNUITY TRUST FOR

CATHERINE LEWIS EGAN, THE MICHAEL S. EGAN GRANTOR RETAINED ANNUITY TRUST FOR TEAGUE MICHAEL THOMAS EGAN, THE MICHAEL S. EGAN GRANTOR RETAINED ANNUITY TRUST FOR RILEY MARTIN MICHAEL EGAN, THE 110 GROUP TRUST, NORMAN D. TRIPP AND WILLIAM
H. KELLY, JR. (each a "Shareholder" and, collectively, the "Shareholders").

                                   BACKGROUND

         A. The respective Boards of Directors of AAC and Alamo (which together are sometimes referred to as the "Alamo Constituent Corporations") deem it advisable and in the best interest of the Alamo Constituent Corporations and their respective shareholders that AAC merge with and into Alamo (the "Alamo Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex I (the "Alamo Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         B. The respective Boards of Directors of ACA and Alamo Canada (which together are sometimes referred to as the "Alamo Canada Constituent Corporations") deem it advisable and in the best interest of the Alamo Canada Constituent Corporations and their respective shareholders that ACA merge with and into Alamo Canada (the "Alamo Canada Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex II (the "Alamo Canada Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         C. The respective Boards of Directors of ABA and Alamo Belgium (which together are sometimes referred to as the "Alamo Belgium Constituent Corporations") deem it advisable and in the best interest of the Alamo Belgium Constituent Corporations and their respective shareholders that ABA merge with and into Alamo Belgium (the "Alamo Belgium Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex III (the "Alamo Belgium Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         D. The respective Boards of Directors of TBA and Territory Blue (which together are sometimes referred to as the "Territory Blue Constituent Corporations") deem it advisable and in the best interest of the Territory Blue Constituent Corporations and their respective shareholders that TBA merge with and into Territory Blue (the "Territory Blue Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex IV (the "Territory Blue Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         E. The respective Boards of Directors of TAG and Tower (which together are sometimes referred to as the "Tower Constituent Corporations") deem it advisable and in the best interest of the Tower Constituent Corporations and their respective shareholders that TAG merge with and into Tower (the "Tower Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex V (the "Tower Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         F. The respective Boards of Directors of GCA and Green Corn (which together are sometimes referred to as the "Green Corn Constituent Corporations") deem it advisable and in the best interest of the Green Corn Constituent Corporations and their respective shareholders that GCA merge with and into Green Corn (the "Green Corn Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex VI (the "Green Corn Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         G. The respective Boards of Directors of GSA and Guy Salmon (which together are sometimes referred to as the "Guy Salmon Constituent Corporations") deem it advisable and in the best interest of the Guy Salmon Constituent Corporations and their respective shareholders that GSA merge with and into Guy Salmon (the "Guy Salmon Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex VII (the "Guy Salmon Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         H. The respective Boards of Directors of AC and Alasys (which together are sometimes referred to as the "Alasys Constituent Corporations") deem it advisable and in the best interest of the Alasys Constituent Corporations and their respective shareholders that AC merge with and into Alasys (the "Alasys Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex VIII (the "Alasys Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         I. The respective Boards of Directors of TWA and Tripperoo (which together are sometimes referred to as the "Tripperoo Constituent Corporations") deem it advisable and in the best interest of the Tripperoo Constituent Corporations and their respective shareholders that TWA merge with and into Tripperoo (the "Tripperoo Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex IX (the "Tripperoo Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         J. The respective Boards of Directors of RMA and Rising Moon (which together are sometimes referred to as the "Rising Moon Constituent Corporations") deem it advisable and in the best interest of the Rising Moon Constituent Corporations and their respective shareholders that RMA merge with and into Rising Moon (the "Rising Moon Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex X (the "Rising Moon Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         K.      The respective Boards of Directors of APR and Alamo (Puerto
Rico) (which together are sometimes referred to as the "Alamo (Puerto Rico) Constituent Corporations") deem it advisable and in the best interest of the Alamo (Puerto Rico) Constituent Corporations and their respective shareholders that APR merge with and into Alamo (Puerto Rico) (the "Alamo (Puerto Rico) Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XI (the "Alamo (Puerto Rico) Articles of Merger") and the applicable provisions of the laws of the State of Delaware.

         L. The respective Boards of Directors of AIS and Alamo Sales (which together are sometimes referred to as the "Alamo Sales Constituent Corporations") deem it advisable and in the best interest of the Alamo Sales Constituent Corporations and their respective shareholders that AIS merge with and into Alamo Sales (the "Alamo Sales Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XII (the "Alamo Sales Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         M.      [Intentionally Deleted].

         N. The respective Boards of Directors of AFL and Fleet (which together are sometimes referred to as the "Fleet Constituent Corporations") deem it advisable and in the best interest of the Fleet Constituent Corporations and their respective shareholders that AFL merge with and into Fleet (the "Fleet Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XIV (the "Fleet Articles of Merger") and the applicable provisions of the laws of the State of New York.

         O. The respective Boards of Directors of ALC and Alamo Leasing (which together are sometimes referred to as the "Alamo Leasing Constituent Corporations") deem it advisable and in the best interest of the Alamo Leasing Constituent Corporations and their respective shareholders that ALC merge with and into Alamo Leasing (the "Alamo Leasing Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XV (the "Alamo Leasing Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         P. The respective Boards of Directors of AASC and Alamo Automobile (which together are sometimes referred to as the "Alamo Automobile Constituent Corporations") deem it advisable and in the best interest of the Alamo Automobile Constituent Corporations and their respective shareholders that AASC merge with and into Alamo Automobile (the "Alamo Automobile Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XVI (the "Alamo Automobile Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         Q. The respective Boards of Directors of ASC and Alamo Shuttle (which together are sometimes referred to as the "Alamo Shuttle Constituent Corporations") deem it advisable and in the best interest of the Alamo Shuttle Constituent Corporations and their respective shareholders that ASC merge with and into Alamo Shuttle (the "Alamo Shuttle Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XVII (the "Alamo Shuttle Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         R. The respective Boards of Directors of TRC and Tower Restaurants (which together are sometimes referred to as the "Tower Restaurants Constituent Corporations") deem it advisable and in the best interest of the Tower Restaurants Constituent Corporations and their respective shareholders that TRC merge with and into Tower Restaurants (the "Tower Restaurants Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XVIII

(the "Tower Restaurants Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         S. The respective Boards of Directors of TFB and Tower Food (which together are sometimes referred to as the "Tower Food Constituent Corporations") deem it advisable and in the best interest of the Tower Food Constituent Corporations and their respective shareholders that TFB merge with and into Tower Food (the "Tower Food Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XIX (the "Tower Food Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         T. The respective Boards of Directors of CPA and Corporate Planners (which together are sometimes referred to as the "Corporate Planners Constituent Corporations") deem it advisable and in the best interest of the Corporate Planners Constituent Corporations and their respective shareholders that CPA merge with and into Corporate Planners (the "Corporate Planners Merger") pursuant to this Agreement, the Articles of Merger substantially in the form attached as Annex XX (the "Corporate Planners Articles of Merger") and the applicable provisions of the laws of the State of Florida.

         U. The respective Boards of Directors of each of the Alamo Constituent Corporations, the Alamo Canada Constituent Corporations, the Alamo Belgium Constituent Corporations, the Territory Blue Constituent Corporations, the Tower Constituent Corporations, the Green Corn Constituent Corporations, the Guy Salmon Constituent Corporations, the Alasys Constituent Corporations, the Tripperoo Constituent Corporations, the Rising Moon Constituent Corporations, the Alamo (Puerto Rico) Constituent Corporations, the Alamo Sales Constituent Corporations, the Fleet Constituent Corporations, the Alamo Leasing Constituent Corporations, the Alamo Automobile Constituent Corporations, the Alamo Shuttle Constituent Corporations, the Tower Restaurants Constituent Corporations, the Tower Food Constituent Corporations and the Corporate Planners Constituent Corporations have approved and adopted this Agreement as a plan of reorganization within the relevant provisions of Section 368 of the Code.

         V. The Shareholders of Risk Management deem it advisable to transfer all of their respective interests in Risk Management to Republic in exchange for certain shares of Republic Common Stock (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement.

         W. The partners of DKBERT Assoc. and RKCTR and the limited partners of Alasys, Ltd. and Guy Salmon, Ltd. (collectively, the "Conveyed Partnerships") deem it advisable to transfer all of their respective Partnership Interests in the Conveyed Partnerships to entities directly or indirectly owned by Republic in exchange for certain shares of Republic Common Stock (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:


                                   ARTICLE I

                             DEFINITIONS AND TERMS

         Section 1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

         "Affiliate" shall mean, as to any person, any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. The term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise.

         "Agreement" shall mean this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

         "Alamo" shall have the meaning set forth in the recitals hereto.

         "Balance Sheet" shall have the meaning set forth in Section 4.7 hereof.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

         "Car Rental Business" shall mean the daily general use automobile rental business as conducted by the Conveyed Entities and their Subsidiaries as of the date hereof.

         "Claim" shall have the meaning set forth in Section 8.4 hereof.

         "Claim Notice" shall have the meaning set forth in Section 8.4 hereof.

         "Clean-up" shall mean all actions required to: (a) clean-up, remove, treat or remediate Hazardous Materials; (b) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare; (c) perform pre-remedial studies and investigations and post-remedial monitoring and care; or (d) respond to any government requests for information or documents in any way relating to clean-up, removal, treatment or remediation or potential clean-up, removal, treatment or remediation of Hazardous Materials.

         "Closing" shall mean the closing of the transactions contemplated by this Agreement.

         "Closing Date" shall have the meaning set forth in Article III hereof.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company Common Stock" shall have the meaning set forth in Section 2.24(b) hereof.

         "Competition Laws" shall mean statutes, rules, regulations, orders, decrees, and other laws that prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

         "Computer Programs" shall mean (a) any and all computer software programs, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) all descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and (d) all documentation, including user manuals and training materials, relating to any of the foregoing.

         "Confidentiality Agreement" shall mean the Confidentiality Agreement, dated June 21, 1996 between Republic and Alamo.

         "Conveyed Corporations" shall have the meaning set forth in the recitals hereto.

         "Conveyed Entities" shall have the meaning set forth in the first paragraph of this Agreement.

         "Conveyed Partnerships" shall have the meaning set forth in the recitals hereto.

         "Effective Time" shall have the meaning set forth in Article III.

         "Environmental Claim" shall mean any claim, action, cause of action, investigation or written notice by any person or entity alleging potential liability (including potential liability for investigatory costs, Clean-up costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) directly arising out of, based on or resulting from (a) the presence, or Release, of any Hazardous Material at any Real Property owned, leased or operated by the Conveyed Entities or any of their Subsidiaries, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Costs" shall mean, without limitation, any actual clean-up costs, remediation, removal, or other response costs (which without limitation shall include costs to cause the Company to come into compliance with Environmental Laws), investigation costs (including without limitation fees of consultants, counsel, and other experts in connection with any environmental investigation, testing, audits or studies), losses, liabilities or obligations (including without limitation liabilities or obligations under any lease or other contract), payments, damages (including without limitation any actual, punitive or consequential damages under any statutory laws, common law cause of action or contractual obligations or otherwise, including without limitation damages (a) of third parties for personal injury or property damage, or (b) to natural resources), civil or criminal fines or penalties, judgments, and amounts paid in settlement arising out of, relating to or resulting from any Environmental Matter or Environmental Law.

         "Environmental Laws" shall mean all applicable federal, state, local and foreign laws and regulations in effect as of the date hereof relating to pollution or protection of human health or the environment, including laws relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, use, treatment, storage, disposal, transport or handling of Hazardous Materials and all laws and regulations with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.

         "Environmental Liability" shall mean any liability resulting from, relating to or arising out of any Environmental Matter.

         "Environmental Matter" shall mean any matter arising out of, relating to, or resulting from pollution, contamination, protection of the environment, human health or safety, health or safety of employees, sanitation, and any matters relating to emissions, discharges, disseminations, Releases or threatened Releases of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, Release or threatened Release of Hazardous Materials.

         "Environmental Permits" shall mean all material permits, licenses, certificates, approvals and other governmental authorizations required under any applicable Environmental Law.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall have the meaning set forth in Section 4.17(a) hereof.

         "ERISA Plans" shall have the meaning set forth in Section 4.17(a) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Financing Lease" shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

         "Franchisee" shall mean any person who owns or possesses the right to operate an "Alamo Rent-A-Car" business under a franchise or license agreement entered into with Alamo or any of its Affiliates or any Subfranchisor.

         "FTC Act" shall mean the Federal Trade Commission Act, as amended, and the rules and regulations of the Federal Trade Commission promulgated thereunder, including Disclosure Requirements and Prohibitions Concerning Franchising and Business Opportunity Ventures, all as the same shall be in effect from time to time.

         "GAAP" shall mean United States generally accepted accounting principles and practices in effect as of the date of this Agreement and as applied by the Conveyed Entities and their Subsidiaries, on a basis consistent with past practice.

         "Governmental Authority" shall mean any supranational, national, federal, state or local judicial, legislative, executive or regulatory authority of any government.

         "Hazardous Materials" shall mean all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. Section 300.5, or defined as such by, or regulated as such under, any Environmental Law.

         "Hazardous Substances" shall mean any hazardous substances within the meaning of 101(14) of CERCLA, 42 U.S.C. Section 9601(14).

         "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "Income Tax" or "Income Taxes" shall mean any federal, state, local or foreign tax based upon or measured by net income and any interest and/or penalties thereon.

         "Indebtedness" of any person at any date shall mean (a) any indebtedness of such person for borrowed money which is evidenced by a note, bond, debenture or similar instrument and (b) any obligation of such person under Financing Leases, in each case other than any such indebtedness or obligation with respect to which each obligor and each obligee is either a Conveyed Entity or a Subsidiary thereof.

         "Indemnified Party" and "Indemnified Parties" shall have the meanings set forth in Section 8.4 hereof.

         "Intellectual Property" shall mean all industrial and intellectual property rights used in the business of the Conveyed Entities or any of their Subsidiaries as currently conducted, including all patents and patent applications; trademarks, trademark registrations and applications; trade names; service marks, service mark registrations and applications; copyrights, copyright registrations and applications; Computer Programs; technology, trade secrets, proprietary processes and formulae.

         "IRS" shall mean the Internal Revenue Service of the United States.

         "Knowledge" and "Known" shall mean, where any representation or warranty of any party to this Agreement is qualified to such party's "knowledge" (or words of similar import), the actual knowledge (without independent investigation or inquiry) of (a) each Shareholder, as to itself or himself, in the case of the Shareholders, (b) Michael S. Egan, D. Keith Cobb, Roger Ballou and/or N. Maria Menendez, in the case of the Conveyed Entities, and (c) H. Wayne Huizenga, Steven R. Berrard and/or Michael S. Karsner, in the case of Republic and the Republic Subsidiaries.

         "Laws" shall mean any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree, administrative order, decree, administrative and judicial decision and any other executive or legislative proclamation, in each case other than Environmental Laws.

         "Licenses" shall have the meaning set forth in Section 4.15(c) hereof.

         "Liens" shall mean any lien, security interest, mortgage, charge or similar encumbrance.

         "Litigation" shall mean any litigation, suit, claim, action or proceeding before any arbitrator or Governmental Authority.

         "Local Business" shall mean the vehicle rental or sale business not serviced by a rental location on the property of an airport.

         "Losses" shall have the meaning set forth in Section 8.2 hereof.

         "Material Adverse Effect" shall mean a material adverse effect on the business, results of operations or financial condition of the Conveyed Entities and their Subsidiaries, when taken as a combined and/or consolidated whole.

         "Material Contracts" shall have the meaning set forth in Section 4.14(a) hereof.

         "Notice Period" shall have the meaning set forth in Section 8.4 hereof.

         "Partnership Interests" shall mean (a) all of the partnership interests of DKBERT Assoc. and RKCTR and (b) all of the limited partnership interests of Guy Salmon, Ltd. and Alasys, Ltd.

         "PBGC" shall have the meaning set forth in Section 4.17(c) hereof.

         "Permits" shall mean as to any person, all material licenses, permits, franchises, orders, approvals, concessions, registrations, authorizations and qualifications with and under all federal, state, local or foreign laws and Governmental Authorities, in each case other than Environmental Permits.

         "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization.

         "Plans" shall have the meaning set forth in Section 4.17(a) hereof.

         "Real Property" shall have the meaning set forth in Section 4.10(a) hereof.

         "Registration Statement" shall have the meaning set forth in Section
4.23 hereof.

         "Release" shall mean any spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata), or into or out of any Real Property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

         "Replacement Business" shall mean the replacement vehicle business consisting of (a) the provision of daily rental vehicles to customers of service stations, car dealerships and similar businesses when such customers' vehicles are being serviced and (b) the provision of daily rental vehicles to insureds when such vehicle rental is provided by or approved by an insurance company under a policy with such insured or another Person.

         "Republic" shall have the meaning set forth in the first paragraph of this Agreement.

         "Republic Subsidiary" and "Republic Subsidiaries" shall have the meaning set forth in the first paragraph of this Agreement.

         "Republic Subsidiary's Indemnified Parties" shall have the meaning set forth in Section 8.2 hereof.

         "Requirement of Law" shall mean as to any person, the Articles of Incorporation and Bylaws or other organizational or governing documents of such person, and any law, treaty, rule or regulation or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or any of its properties or assets or to which such person or any of its properties or assets is subject.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Shareholders" shall have the meaning set forth in the first paragraph of this Agreement.

         "Shareholders' Indemnified Parties" shall have the meaning set forth in Section 8.3(a) hereto.

         "Shareholder Representative" shall mean Michael S. Egan.

         "SPD" shall have the meaning set forth in Section 4.17(b)(iv) hereof.

         "Subfranchisor" shall mean any person (including an Affiliate of Alamo) to whom Alamo or any of its Affiliates has granted the right to sell or grant a franchise of the Car Rental Business to a third party.

         "Subsidiary" shall mean, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which such Person or any other subsidiary of such Person beneficially owns a majority of the voting or equity interests.

         "Tax Claim" shall have the meaning set forth in Section 6.7(e)(iv) hereof.

         "Tax Return" shall mean any return, report, information return or other document required to be filed with any taxing authority (including any related or supporting information) with respect to Taxes.

         "Taxes" shall mean all taxes and other like charges, fees, duties, levies or other assessments imposed by any federal, state, local or foreign taxing authority, including, but not limited to, income, gross receipts, excise, property, sales, gain, use, license, capital stock, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto.

         "Tax Law" shall mean any Law relating to Taxes.

         "Transfer Taxes" shall have the meaning set forth in Section 6.7(d) hereof.

         "Treasury Regulations" shall mean the United States Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as the same may be amended hereafter from time to time.

         Section 1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

         Section 1.3 Other Definitional Provisions. a. The words "hereof", "herein", "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                 (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                 (c) The terms "dollars" and "$" shall mean United States dollars.

                 (d) The word "including" shall mean "including without limitation" and the words "include" and "includes" shall have corresponding meanings.

                                   ARTICLE II

                             PLAN OF REORGANIZATION

         Section 2.1      The Mergers.

                 (a) The Alamo Merger. At the Effective Time (as defined in Section 3 below), AAC shall be merged with and into Alamo pursuant to this Agreement and the Alamo Articles of Merger, and the separate corporate existence of AAC shall cease. Alamo, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Surviving Corporation."

                 (b) The Alamo Canada Merger. At the Effective Time, ACA shall be merged with and into Alamo Canada pursuant to this Agreement and the Alamo Canada Articles of Merger, and the separate corporate existence of ACA shall cease. Alamo Canada, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Canada Surviving Corporation."

                 (c) The Alamo Belgium Merger. At the Effective Time, ABA shall be merged with and into Alamo Belgium pursuant to this Agreement and the Alamo Belgium Articles of Merger, and the separate corporate existence of ABA shall cease. Alamo Belgium, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Belgium Surviving Corporation."

                 (d) The Territory Blue Merger. At the Effective Time, TBA shall be merged with and into Territory Blue pursuant to this Agreement and the Territory Blue Articles of Merger, and the separate corporate existence of TBA shall cease. Territory Blue, as it exists from and after the Effective Time, is sometimes referred to herein as the "Territory Blue Surviving Corporation."

                 (e) The Tower Merger. At the Effective Time, TAG shall be merged with and into Tower pursuant to this Agreement and the Tower Articles of Merger, and the separate corporate existence of TAG shall cease. Tower, as it exists from and after the Effective Time, is sometimes referred to herein as the "Tower Surviving Corporation."

                 (f) The Green Corn Merger. At the Effective Time, GCA shall be merged with and into Green Corn pursuant to this Agreement and the Green Corn Articles of Merger, and the separate corporate existence of GCA shall cease. Green Corn, as it exists from and after the Effective Time, is sometimes referred to herein as the "Green Corn Surviving Corporation."

                 (g) The Guy Salmon Merger. At the Effective Time, GSA shall be merged with and into Guy Salmon pursuant to this Agreement and the Guy Salmon Articles of Merger, and the separate corporate existence of GSA shall cease. Guy Salmon, as it exists from and after the Effective Time, is sometimes referred to herein as the "Guy Salmon Surviving Corporation."

                 (h) The Alasys Merger. At the Effective Time, AC shall be merged with and into Alasys pursuant to this Agreement and the Alasys Articles of Merger, and the separate corporate existence of AC shall cease. Alasys, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alasys Surviving Corporation."

                 (i) The Tripperoo Merger. At the Effective Time, TWA shall be merged with and into Tripperoo pursuant to this Agreement and the Tripperoo Articles of Merger, and the separate corporate existence of TWA shall cease. Tripperoo, as it exists from and after the Effective Time, is sometimes referred to herein as the "Tripperoo Surviving Corporation."

                 (j) The Rising Moon Merger. At the Effective Time, RMA shall be merged with and into Rising Moon pursuant to this Agreement and the Rising Moon Articles of Merger, and the separate corporate existence of RMA shall cease. Rising Moon, as it exists from and after the Effective Time, is sometimes referred to herein as the "Rising Moon Surviving Corporation."

                 (k) The Alamo (Puerto Rico) Merger. At the Effective Time, APR shall be merged with and into Alamo (Puerto Rico) pursuant to this Agreement and the Alamo (Puerto Rico) Articles of Merger, and the separate corporate existence of APR shall cease. Alamo (Puerto Rico), as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo (Puerto Rico) Surviving Corporation."

                 (l) The Alamo Sales Merger. At the Effective Time, AIS shall be merged with and into Alamo Sales pursuant to this Agreement and the Alamo Sales Articles of Merger, and the separate corporate existence of AIS shall cease. Alamo Sales, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Sales Surviving Corporation."

                 (m)      [Intentionally Deleted].

                 (n) The Fleet Merger. At the Effective Time, AFL shall be merged with and into Fleet pursuant to this Agreement and the Fleet Articles of Merger, and the separate corporate existence of AFL shall cease. Fleet, as it exists from and after the Effective Time, is sometimes referred to herein as the "Fleet Surviving Corporation."

                 (o) The Alamo Leasing Merger. At the Effective Time, ALC shall be merged with and into Alamo Leasing pursuant to this Agreement and the Alamo Leasing Articles of Merger, and the separate corporate existence of ALC shall cease. Alamo Leasing, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Leasing Surviving Corporation."

                 (p) The Alamo Automobile Merger. At the Effective Time, AASC shall be merged with and into Alamo Automobile pursuant to this Agreement and the Alamo Automobile Articles of Merger, and the separate corporate existence of AASC shall cease. Alamo Automobile, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Automobile Surviving Corporation."

                 (q) The Alamo Shuttle Merger. At the Effective Time, ASC shall be merged with and into Alamo Shuttle pursuant to this Agreement and the Alamo Shuttle Articles of Merger, and the separate corporate existence of ASC shall cease. Alamo Shuttle, as it exists from and after the Effective Time, is sometimes referred to herein as the "Alamo Shuttle Surviving Corporation."

                 (r) The Tower Restaurants Merger. At the Effective Time, TRC shall be merged with and into Tower Restaurants pursuant to this Agreement and the Tower Restaurants Articles of Merger, and the separate corporate existence of TRC shall cease. Tower Restaurants, as it exists from and after the Effective Time, is sometimes referred to herein as the "Tower Restaurants Surviving Corporation."

                 (s) The Tower Food Merger. At the Effective Time, TFB shall be merged with and into Tower Food pursuant to this Agreement and the Tower Food Articles of Merger, and the separate corporate existence of TFB shall cease. Tower Food, as it exists from and after the Effective Time, is sometimes referred to herein as the "Tower Food Surviving Corporation."

                 (t) The Corporate Planners Merger. At the Effective Time, CPA shall be merged with and into Corporate Planners pursuant to this Agreement and the Corporate Planners Articles of Merger, and the separate corporate existence of CPA shall cease. Corporate Planners, as it exists from and after the Effective Time, is sometimes referred to herein as the "Corporate Planners Surviving Corporation."

                 (u) Effects of the Mergers. The Alamo Merger, the Alamo Canada Merger, the Alamo Belgium Merger, the Territory Blue Merger, the Tower Merger, the Green Corn Merger, the Guy Salmon Merger, the Alasys Merger, the Tripperoo Merger, the Rising Moon Merger, the Alamo (Puerto Rico) Merger, the Alamo Sales Merger, the Fleet Merger, the Alamo Leasing Merger, the Alamo Automobile Merger, the Alamo Shuttle Merger, the Tower Restaurants Merger, the Tower Food Merger and the Corporate Planners Merger (collectively, the "Mergers") shall each have the effects provided therefor by the Florida Business Corporation Act (the "Florida Statute") and, in the case of the Fleet Merger, and the Alamo (Puerto Rico) Merger, the applicable laws of the State of New York and the State of Delaware, respectively. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time (i) all the rights, privileges, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all and every other interest belonging to or due to the Alamo Constituent Corporations, the Alamo Canada Constituent Corporations, the Alamo Belgium Constituent Corporations, the Territory Blue Constituent Corporations, the Tower Constituent Corporations, the Green Corn Constituent Corporations, the Guy Salmon Constituent Corporations, the Alasys Constituent Corporations, the Tripperoo Constituent Corporations, the Rising Moon Constituent Corporations, the Alamo (Puerto Rico) Constituent Corporations, the Alamo Sales Constituent Corporations, the Fleet Constituent Corporations, the Alamo Leasing Constituent Corporations, the Alamo Automobile Constituent Corporations, the Alamo Shuttle Constituent Corporations, the Tower Restaurants Constituent Corporations, the Tower Food Constituent Corporations and the Corporate Planners Constituent Corporations (collectively, the "Constituent Corporations") shall continue to be held by or shall be taken and deemed to be transferred to, and vested in, the Alamo Surviving Corporation, the Alamo Canada Surviving Corporation, the Alamo Belgium Surviving Corporation, the Territory Blue Surviving Corporation, the Tower Surviving Corporation, the Green Corn Surviving Corporation, the Guy Salmon Surviving Corporation, the Alasys Surviving Corporation, the Tripperoo Surviving Corporation, the Rising Moon Surviving Corporation, the Alamo (Puerto
Rico) Surviving Corporation, the Alamo Sales Surviving Corporation, the Fleet Surviving Corporation, the Alamo Leasing Surviving Corporation, the Alamo Automobile Surviving Corporation, the Alamo Shuttle Surviving Corporation, the Tower Restaurants Surviving Corporation, the Tower Food Surviving Corporation and the Corporate Planners Surviving Corporation (collectively, the "Surviving Corporations"), respectively, without further act or deed, and (ii) all debts, liabilities, duties and obligations of the Alamo Constituent Corporations, the Alamo Canada Constituent Corporations, the Alamo Belgium Constituent Corporations, the Territory Blue Constituent Corporations, the Tower Constituent Corporations, the Green Corn Constituent Corporations, the Guy Salmon Constituent Corporations, the Alasys Constituent Corporations, the Tripperoo Constituent Corporations, the Rising Moon Constituent Corporations, the Alamo (Puerto Rico) Constituent Corporations, the Alamo Sales Constituent Corporations, the Fleet Constituent Corporations, the Alamo Leasing Constituent Corporations, the Alamo Automobile Constituent Corporations, the Alamo Shuttle Constituent Corporations, the Tower Restaurants Constituent Corporations, the Tower Food Constituent Corporations and the Corporate Planners Constituent Corporations shall continue to be or shall become the debts, liabilities duties and obligations of the Alamo Surviving Corporation, the Alamo Canada Surviving Corporation, the Alamo Belgium Surviving Corporation, the Territory Blue Surviving Corporation, the Tower Surviving Corporation, the Green Corn Surviving Corporation, the Guy Salmon Surviving Corporation, the Alasys Surviving Corporation, the Tripperoo Surviving Corporation, the Rising Moon Surviving Corporation, the Alamo (Puerto Rico) Surviving Corporation, the Alamo Sales Surviving Corporation, the Fleet Surviving Corporation, the Alamo Leasing Surviving Corporation, the Alamo Automobile Surviving Corporation, the Alamo Shuttle Surviving Corporation, the Tower Restaurants Surviving Corporation, the Tower Food Surviving Corporation and the Corporate Planners Surviving Corporation, respectively, without further act or deed, and neither the rights of creditors nor any liens upon the property of the Constituent Corporations shall be impaired by the Mergers.

                 (v) Articles of Incorporation; Bylaws; Directors and Officers. The Articles of Incorporation of the Alamo Surviving Corporation, the Alamo Canada Surviving Corporation, the Alamo Belgium Surviving Corporation, the Territory Blue Surviving Corporation, the Tower Surviving Corporation, the Green Corn Surviving Corporation, the Guy Salmon Surviving Corporation, the Alasys Surviving Corporation, the Tripperoo Surviving Corporation, the Rising Moon Surviving Corporation, the Alamo (Puerto Rico) Surviving Corporation, the Alamo Sales Surviving Corporation, the Fleet Surviving Corporation, the Alamo Leasing Surviving Corporation, the Alamo Automobile Surviving Corporation, the Alamo Shuttle Surviving Corporation, the Tower Restaurants Surviving Corporation, the Tower Food Surviving Corporation and the Corporate Planners Surviving Corporation from and after the Effective Time shall be the Articles of Incorporation of Alamo, Alamo Canada, Alamo Belgium, Territory Blue, Tower, Green Corn, Guy Salmon, Alasys, Tripperoo, Rising Moon, Alamo (Puerto Rico), Alamo Sales, Fleet, Alamo Leasing,

Alamo Automobile, Alamo Shuttle, Tower Restaurants, Tower Food and Corporate Planners, respectively, as in effect immediately prior to the Effective Time, except as otherwise amended by the Alamo Articles of Merger, the Alamo Canada Articles of Merger, the Alamo Belgium Articles of Merger, the Territory Blue Articles of Merger, the Tower Articles of Merger, the Green Corn Articles of Merger, the Guy Salmon Articles of Merger, the Alasys Articles of Merger, the Tripperoo Articles of Merger, the Rising Moon Articles of Merger, the Alamo (Puerto Rico) Articles of Merger, the Alamo Sales Articles of Merger, the Fleet Articles of Merger, the Alamo Leasing Articles of Merger, the Alamo Automobile Articles of Merger, the Alamo Shuttle Articles of Merger, the Tower Restaurants Articles of Merger, the Tower Food Articles of Merger and the Corporate Planners Articles of Merger, respectively, continuing until thereafter amended in accordance with the provisions therein and as provided by the Florida Statute and, in the case of the Fleet Surviving Corporation and the Alamo (Puerto Rico) Surviving Corporation, the applicable laws of the State of New York and the State of Delaware, respectively. The Bylaws of the Alamo Surviving Corporation, the Alamo Canada Surviving Corporation, the Alamo Belgium Surviving Corporation, the Territory Blue Surviving Corporation, the Tower Surviving Corporation, the Green Corn Surviving Corporation, the Guy Salmon Surviving Corporation, the Alasys Surviving Corporation, the Tripperoo Surviving Corporation, the Rising Moon Surviving Corporation, the Alamo (Puerto
Rico) Surviving Corporation, the Alamo Sales Surviving Corporation, the Fleet Surviving Corporation, the Alamo Leasing Surviving Corporation, the Alamo Automobile Surviving Corporation, the Alamo Shuttle Surviving Corporation, the Tower Restaurants Surviving Corporation, the Tower Food Surviving Corporation and the Corporate Planners Surviving Corporation from and after the Effective Time shall be the Bylaws of Alamo, Alamo Canada, Alamo Belgium, Territory Blue, Tower, Green Corn, Guy Salmon, Alasys, Tripperoo, Rising Moon, Alamo (Puerto
Rico), Alamo Sales, Fleet, Alamo Leasing, Alamo Automobile, Alamo Shuttle, Tower Restaurants, Tower Food and Corporate Planners, respectively, as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with the provisions therein and the Articles of Incorporation of the Surviving Corporations and as provided by the Florida Statute and, in the case of the Fleet Surviving Corporation, and the Alamo (Puerto Rico) Surviving Corporation, the applicable laws of the State of New York, and the State of Delaware, respectively. The initial directors of each Surviving Corporation (other than the Fleet Surviving Corporation) shall be the directors of the Republic Subsidiaries in each case until their successors are elected and qualified; the initial directors of the Fleet Surviving Corporation shall be the directors of Fleet, until their successors are duly elected and qualified; and the initial officers of each Surviving Corporation shall be the officers of the Conveyed Entities, respectively, in each case until their successors are duly elected and qualified.

         Section 2.2 Conversion of Alamo Securities. At the Effective Time, by virtue of the Alamo Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of AAC. Each issued and outstanding share of capital stock of AAC shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo. All shares of capital stock of Alamo that are owned directly or indirectly by Alamo shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo. Each issued and outstanding share of common stock of Alamo, $1.00 par value per share ("Alamo Common Stock") (other than shares to be canceled pursuant to Section 2.2(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic common stock, $.01 par value per share ("Republic Common Stock"), that is equal to the Alamo Consideration (as defined in Section 2.2(d) below) divided by 980 (or such other number determined pursuant to the ultimate paragraph of Section 6.2 hereof). Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Consideration. The aggregate consideration to be paid for the Alamo Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Consideration").

         Section 2.3 Conversion of Alamo Canada Securities. At the Effective Time, by virtue of the Alamo Canada Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Canada Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of ACA. Each issued and outstanding share of capital stock of ACA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Canada Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo Canada. All shares of capital stock of Alamo Canada that are owned directly or indirectly by Alamo Canada shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo Canada. Each issued and outstanding share of common stock of Alamo Canada, $1.00 par value per share ("Alamo Canada Common Stock") (other than shares to be canceled pursuant to Section 2.3(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Canada Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo Canada Consideration (as defined in Section 2.3(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Canada Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Canada Consideration. The aggregate consideration to be paid for the Alamo Canada Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Canada Consideration").

         Section 2.4 Conversion of Alamo Belgium Securities. At the Effective Time, by virtue of the Alamo Belgium Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Belgium Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of ABA. Each issued and outstanding share of capital stock of ABA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Belgium Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo Belgium. All shares of capital stock of Alamo Belgium that are owned directly or indirectly by Alamo Belgium shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo Belgium. Each issued and outstanding share of common stock of Alamo Belgium, $1.00 par value per share ("Alamo Belgium Common Stock") (other than shares to be canceled pursuant to Section 2.4(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Belgium Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo Belgium Consideration (as defined in Section 2.4(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Belgium Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of

Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Belgium Consideration. The aggregate consideration to be paid for the Alamo Belgium Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Belgium Consideration").

         Section 2.5 Conversion of Territory Blue Securities. At the Effective Time, by virtue of the Territory Blue Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Territory Blue Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of TBA. Each issued and outstanding share of capital stock of TBA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Territory Blue Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Territory Blue. All shares of capital stock of Territory Blue that are owned directly or indirectly by Territory Blue shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Territory Blue. Each issued and outstanding share of common stock of Territory Blue, $1.00 par value per share ("Territory Blue Common Stock") (other than shares to be canceled pursuant to Section 2.5(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Territory Blue Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Territory Blue Consideration (as defined in Section 2.5(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Territory Blue Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Territory Blue Consideration. The aggregate consideration to be paid for the Territory Blue Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Territory Blue Consideration").

         Section 2.6 Conversion of Tower Securities. At the Effective Time, by virtue of the Tower Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Tower Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of TAG. Each issued and outstanding share of capital stock of TAG shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Tower Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Tower. All shares of capital stock of Tower that are owned directly or indirectly by Tower shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Tower. Each issued and outstanding share of common stock of Tower, $1.00 par value per share ("Tower Common Stock") (other than shares to be canceled pursuant to Section 2.6(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Tower Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Tower Consideration (as defined in Section 2.6(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Tower Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Tower Consideration. The aggregate consideration to be paid for the Tower Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Tower Consideration").

         Section 2.7 Conversion of Green Corn Securities. At the Effective Time, by virtue of the Green Corn Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Green Corn Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of GCA. Each issued and outstanding share of capital stock of GCA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Green Corn Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Green Corn. All shares of capital stock of Green Corn that are owned directly or indirectly by Green Corn shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Green Corn. Each issued and outstanding share of common stock of Green Corn, $.10 par value per share ("Green Corn Common Stock") (other than shares to be canceled pursuant to Section 2.7(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Green Corn Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Green Corn Consideration (as defined in Section 2.7(d) below) divided by 326.67. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Green Corn Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Green Corn Consideration. The aggregate consideration to be paid for the Green Corn Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably)(the "Green Corn Consideration").

         Section 2.8 Conversion of Guy Salmon Securities. At the Effective Time, by virtue of the Guy Salmon Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Guy Salmon Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of GSA. Each issued and outstanding share of capital stock of GSA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Guy Salmon Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Guy Salmon. All shares of capital stock of Guy Salmon that are owned directly or indirectly by Guy Salmon shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Guy Salmon. Each issued and outstanding share of common stock of Guy Salmon, $1.00 par value per share ("Guy Salmon Common Stock") (other than shares to be canceled pursuant to Section 2.8(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Guy Salmon Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Guy Salmon Consideration (as defined in Section 2.8(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Guy Salmon Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Guy Salmon Consideration. The aggregate consideration to be paid for the Guy Salmon Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Guy Salmon Consideration").

         Section 2.9 Conversion of Alasys Securities. At the Effective Time, by virtue of the Alasys Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alasys Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of AC. Each issued and outstanding share of capital stock of AC shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alasys Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alasys. All shares of capital stock of Alasys that are owned directly or indirectly by Alasys shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alasys. Each issued and outstanding share of common stock of Alasys, $1.00 par value per share ("Alasys Common Stock") (other than shares to be canceled pursuant to Section 2.9(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alasys Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alasys Consideration (as defined in Section 2.9(d) below) divided by
980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alasys Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alasys Consideration. The aggregate consideration to be paid for the Alasys Common Stock shall be that percentage of the Aggregate Consideration determined by the

Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alasys Consideration").

         Section 2.10 Conversion of Tripperoo Securities. At the Effective Time, by virtue of the Tripperoo Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Tripperoo Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of TWA. Each issued and outstanding share of capital stock of TWA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Tripperoo Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Tripperoo. All shares of capital stock of Tripperoo that are owned directly or indirectly by Tripperoo shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Tripperoo. Each issued and outstanding share of common stock of Tripperoo, no par value per share ("Tripperoo Common Stock") (other than shares to be canceled pursuant to Section 2.10(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Tripperoo Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Tripperoo Consideration (as defined in Section 2.10(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Tripperoo Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Tripperoo Consideration. The aggregate consideration to be paid for the Tripperoo Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Tripperoo Consideration").

         Section 2.11 Conversion of Rising Moon Securities. At the Effective Time, by virtue of the Rising Moon Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Rising Moon Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of RMA. Each issued and outstanding share of capital stock of RMA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Rising Moon Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Rising Moon. All shares of capital stock of Rising Moon that are owned directly or indirectly by Rising Moon shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Rising Moon. Each issued and outstanding share of common stock of Rising Moon, $1.00 par value per share ("Rising Moon Common Stock") (other than shares to be canceled pursuant to Section 2.11(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Rising Moon Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Rising Moon Consideration (as defined in Section 2.11(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Rising Moon Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Rising Moon Consideration. The aggregate consideration to be paid for the Rising Moon Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Rising Moon Consideration").

         Section 2.12 Conversion of Alamo (Puerto Rico) Securities. At the Effective Time, by virtue of the Alamo (Puerto Rico) Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo (Puerto Rico) Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of APR. Each issued and outstanding share of capital stock of APR shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo (Puerto Rico) Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo (Puerto Rico). All shares of capital stock of Alamo (Puerto Rico) that are owned directly or indirectly by Alamo (Puerto Rico) shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo (Puerto Rico). Each issued and outstanding share of common stock of Alamo (Puerto Rico), $1.00 par value per share ("Alamo (Puerto Rico) Common Stock") (other than shares to be canceled pursuant to Section 2.12(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo (Puerto Rico) Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo (Puerto Rico) Consideration (as defined in Section 2.12(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo (Puerto Rico) Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo (Puerto Rico) Consideration. The aggregate consideration to be paid for the Alamo (Puerto Rico) Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo (Puerto Rico) Consideration").

         Section 2.13 Conversion of Alamo Sales Securities. At the Effective Time, by virtue of the Alamo Sales Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Sales Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of AIS. Each issued and outstanding share of capital stock of AIS shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Sales Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo Sales. All shares of capital stock of Alamo Sales that are owned directly or indirectly by Alamo Sales shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo Sales. Each issued and outstanding share of common stock of Alamo Sales, $1.00 par value per share ("Alamo Sales Common Stock") (other than shares to be canceled pursuant to Section 2.13(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Sales Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo Sales Consideration (as defined in Section 2.13(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Sales Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Sales Consideration. The aggregate consideration to be paid for the Alamo Sales Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Sales Consideration").

         Section 2.14     [Intentionally Deleted].

         Section 2.15 Conversion of Fleet Securities. At the Effective Time, by virtue of the Fleet Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Fleet Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of AFL. Each issued and outstanding share of capital stock of AFL shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Fleet Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Fleet. All shares of capital stock of Fleet that are owned directly or indirectly by Fleet shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Fleet. Each issued and outstanding share of common stock of Fleet, $1.00 par value per share ("Fleet Common Stock") (other than shares to be canceled pursuant to Section 2.15(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Fleet Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Fleet Consideration (as defined in Section 2.15(d) below) divided by
980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Fleet Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Fleet Consideration. The aggregate consideration to be paid for the Fleet Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Fleet Consideration").

         Section 2.16 Conversion of Alamo Leasing Securities. At the Effective Time, by virtue of the Alamo Leasing Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Leasing Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of ALC. Each issued and outstanding share of capital stock of ALC shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Leasing Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo Leasing. All shares of capital stock of Alamo Leasing that are owned directly or indirectly by Alamo Leasing shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo Leasing. Each issued and outstanding share of common stock of Alamo Leasing, $1.00 par value per share ("Alamo Leasing Common Stock") (other than shares to be canceled pursuant to Section 2.16(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Leasing Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo Leasing Consideration (as defined in Section 2.16(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Leasing Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Leasing Consideration. The aggregate consideration to be paid for the Alamo Leasing Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Leasing Consideration").

         Section 2.17 Conversion of Alamo Automobile Securities. At the Effective Time, by virtue of the Alamo Automobile Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Automobile Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of AASC. Each issued and outstanding share of capital stock of AASC shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Automobile Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo Automobile. All shares of capital stock of Alamo Automobile that are owned directly or indirectly by Alamo Automobile shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c)      Conversion of Capital Stock of Alamo Automobile.
Each issued and outstanding share of common stock of Alamo Automobile, $1.00 par value per share ("Alamo Automobile Common Stock") (other than shares to be canceled pursuant to Section 2.17(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Automobile Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo Automobile Consideration (as defined in Section 2.17(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Automobile Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Automobile Consideration. The aggregate consideration to be paid for the Alamo Automobile Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Automobile Consideration").

         Section 2.18 Conversion of Alamo Shuttle Securities. At the Effective Time, by virtue of the Alamo Shuttle Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Alamo Shuttle Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of ASC. Each issued and outstanding share of capital stock of ASC shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Alamo Shuttle Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Alamo Shuttle. All shares of capital stock of Alamo Shuttle that are owned directly or indirectly by Alamo Shuttle shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Alamo Shuttle. Each issued and outstanding share of common stock of Alamo Shuttle, $1.00 par value per share ("Alamo Shuttle Common Stock") (other than shares to be canceled pursuant to Section 2.18(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Alamo Shuttle Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Alamo Shuttle Consideration (as defined in Section 2.18(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Alamo Shuttle Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Alamo Shuttle Consideration. The aggregate consideration to be paid for the Alamo Shuttle Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Alamo Shuttle Consideration").

         Section 2.19 Conversion of Tower Restaurants Securities. At the Effective Time, by virtue of the Tower Restaurants Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Tower Restaurants Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of TRC. Each issued and outstanding share of capital stock of TRC shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Tower Restaurants Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Tower Restaurants. All shares of capital stock of Tower Restaurants that are owned directly or indirectly by Tower Restaurants shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Tower Restaurants. Each issued and outstanding share of common stock of Tower Restaurants, $1.00 par value per share ("Tower Restaurants Common Stock") (other than shares to be canceled pursuant to Section 2.19(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Tower Restaurants Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Tower Restaurants Consideration (as defined in Section 2.19(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Tower Restaurants Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Tower Restaurants Consideration. The aggregate consideration to be paid for the Tower Restaurants Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Tower Restaurants Consideration").

         Section 2.20 Conversion of Tower Food Securities. At the Effective Time, by virtue of the Tower Food Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Tower Food Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of TFB. Each issued and outstanding share of capital stock of TFB shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Tower Food Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Tower Food. All shares of capital stock of Tower Food that are owned directly or indirectly by Tower Food shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Tower Food. Each issued and outstanding share of common stock of Tower Food, $1.00 par value per share ("Tower Food Common Stock") (other than shares to be canceled pursuant to Section 2.20(b)), owned legally and beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Tower Food Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Tower Food Consideration (as defined in Section 2.20(d) below) divided by 980. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Tower Food Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Tower Food Consideration. The aggregate consideration to be paid for the Tower Food Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Tower Food Consideration").

         Section 2.21 Conversion of Corporate Planners Securities. At the Effective Time, by virtue of the Corporate Planners Merger and without any action on the part of any party hereto, the shares of capital stock of each of the Corporate Planners Constituent Corporations shall be converted as follows:

                 (a) Capital Stock of CPA. Each issued and outstanding share of capital stock of CPA shall be converted into one share of validly issued, fully paid and non-assessable common stock of the Corporate Planners Surviving Corporation.

                 (b) Cancellation of Certain Shares of Capital Stock of Corporate Planners. All shares of capital stock of Corporate Planners that are owned directly or indirectly by Corporate Planners shall be canceled and no stock of Republic or other consideration shall be delivered in exchange therefor.

                 (c) Conversion of Capital Stock of Corporate Planners. Each issued and outstanding share of common stock of Corporate Planners, $1.00 par value per share ("Corporate Planners Common Stock") (other than shares to be canceled pursuant to Section 2.21(b)), owned legally and/or beneficially by the Shareholders immediately prior to the Effective Time and constituting all of the issued and outstanding shares of Corporate Planners Common Stock shall automatically be canceled and extinguished and converted at the Effective Time, without any action on the part of the Shareholders, into that number of shares of Republic Common Stock that is equal to the Corporate Planners Consideration (as defined in Section 2.21(d) below) divided by 98. Promptly after the Closing, Republic shall deliver to the Shareholders that number of shares of Republic Common Stock that the Shareholders are entitled to receive based upon the foregoing calculation. All such shares of Corporate Planners Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Republic Common Stock to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.24 hereof.

                 (d) Corporate Planners Consideration. The aggregate consideration to be paid for the Corporate Planners Common Stock shall be that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Corporate Planners Consideration").

         Section 2.22     Risk Management; Conveyed Partnerships.

                 (a) At the Effective Time, the Shareholders shall transfer to Republic all of the issued and outstanding shares of capital stock of Risk Management (the "Risk Management Common

Stock") in exchange for that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Risk Management Consideration"). The Risk Management Consideration shall be allocated among the Shareholders in accordance with their percentage ownership interests as set forth on Schedule 4.2.

                 (b) At the Effective Time, the Shareholders shall transfer to entities controlled directly or indirectly by Republic, all of the Partnership Interests (the "Partnership Interest Transfer") in exchange for that percentage of the Aggregate Consideration determined by the Shareholders prior to the Closing and set forth on Schedule 2, subject in all instances to the prior consent of Republic (which consent shall not be withheld unreasonably) (the "Partnership Consideration"). The Partnership Consideration shall be allocated among the Shareholders in accordance with their percentage ownership interests as set forth on Schedule 4.2.

         Section 2.23 Aggregate Consideration. The sum of the Alamo Consideration, the Alamo Canada Consideration, the Alamo Belgium Consideration, the Territory Blue Consideration, the Tower Consideration, the Green Corn Consideration, the Guy Salmon Consideration, the Alasys Consideration, the Tripperoo Consideration, the Rising Moon Consideration, the Alamo (Puerto Rico) Consideration, the Alamo Sales Consideration, the Fleet Consideration, the Alamo Leasing Consideration, the Alamo Automobile Consideration, the Alamo Shuttle Consideration, the Tower Restaurants Consideration, the Tower Food Consideration, the Corporate Planners Consideration, the Risk Management Consideration and the Partnership Consideration (the "Aggregate Consideration") shall be 22,123,893 shares of Republic Common Stock.

         Section 2.24     Exchange of Certificates and Other Consideration.

                 (a) Republic to Provide Common Stock. Promptly after the Effective Time, Republic shall cause to be made available to the Shareholders the shares of Republic Common Stock issuable pursuant to this Article II. At the Closing, Republic shall deliver a copy of the countersigned, irrevocable instructions which were delivered to its transfer agent regarding the issuance of such Republic Common Stock.

                 (b) Certificate Delivery Requirements. At the Effective Time, the Shareholders shall deliver to Republic the certificates ("Certificates") representing the Alamo Common Stock, the Alamo Canada Common Stock, the Alamo Belgium Common Stock, the Territory Blue Common Stock, the Tower Common Stock, the Green Corn Common Stock, the Guy Salmon Common Stock, the Alasys Common Stock, the Tripperoo Common Stock, the Rising Moon Common Stock, the Alamo (Puerto Rico) Common Stock, the Alamo Sales Common Stock, the Risk Management Common Stock, the Fleet Common Stock, the Alamo Leasing Common Stock, the Alamo Automobile Common Stock, the Alamo Shuttle Common Stock, the Tower Restaurants Common Stock, the Tower Food Common Stock and the Corporate Planners Common Stock (collectively, the "Company Common Stock"), duly endorsed in blank by the Shareholders, or accompanied by blank stock powers, and with all necessary transfer tax and other revenue stamps, acquired at the Republic Subsidiaries' expense, affixed and canceled. The Certificates so delivered shall forthwith be canceled. Until delivered as contemplated by this Section 2.24(b), each Certificate shall be deemed at any time after the Effective Time to represent the right to receive upon such surrender the number of shares of Republic Common Stock as provided by this Article II and the provisions of the Florida Statute and, in the case of Fleet and Alamo (Puerto Rico), the applicable laws of the State of New York and the State of Delaware, respectively.

                 (c) No Further Ownership Rights in Capital Stock of the Companies. All Republic Common Stock delivered upon the surrender of the Company Common Stock in accordance with the terms hereof shall be deemed to have been delivered in full satisfaction of all rights pertaining to the Company Common Stock, and the Certificates shall have no further rights to, or ownership in, shares of capital stock of Alamo, Alamo Canada, Alamo Belgium, Territory Blue, Tower, Green Corn, Guy Salmon, Alasys, Tripperoo, Rising Moon, Alamo (Puerto Rico), Alamo Sales, Risk Management, Fleet, Alamo Leasing, Alamo Automobile, Alamo Shuttle, Tower Restaurants, Tower Food and Corporate Planners. If, after the Effective Time, Certificates are presented to the Surviving Corporations for any reason, they shall be canceled and exchanged as provided in this Article II.

                 (d) Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, Republic shall issue shares of Republic Common Stock in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof and the execution of a lost stock indemnity in favor of Republic.

                 (e) Fractional Shares. No fractional shares of Republic Common Stock shall be issued, but in lieu thereof each Shareholder who would otherwise be entitled to receive a fraction of a share of Republic Common Stock shall receive from Republic an amount of cash equal in value to such fractional share.


                                  ARTICLE III

                                    CLOSING

         The consummation of the Mergers and the Partnership Interest Transfer (collectively, the "Transactions") and the other matters contemplated by this Agreement (the "Closing") shall take place at the offices of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, on November 25, 1996 (or, if later, within three (3) days of the date that all conditions to Closing set forth in Article VII hereof have been satisfied or waived), or at such other time and date as the parties hereto may mutually agree, which date shall be referred to as the "Closing Date." On the Closing Date, the Articles of Merger, together with any required officers' certificates, shall be filed with the Secretary of the State of Florida, the Secretary of the State of New York and the Secretary of the State of Delaware, as appropriate, in accordance with the provisions of the Florida Statute and the applicable laws of the State of New York and the State of Delaware. The Mergers shall become effective upon such filing or at such later time on the Closing Date as may be specified in the filing with the Secretary of the State of Florida, the Secretary of the State of New York and the Secretary of the State of Delaware, as appropriate (the "Effective Time").

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                 OF THE CONVEYED ENTITIES AND THE SHAREHOLDERS

         Subject in all instances to, and except as otherwise provided in, the Schedules attached hereto, (i) except for Section 4.3 (as to which each Shareholder hereby severally, but not jointly, represents and warrants to Republic and the Republic Subsidiaries, as to himself or itself only), each Shareholder and each Conveyed Entity (other than Fleet) hereby jointly and severally represents and warrants to Republic and the Republic Subsidiaries, and (ii) Fleet hereby severally, but not jointly, represents and warrants to Republic and the Republic Subsidiaries, as to itself only, as follows:

         Section 4.1 Authority; Binding Effect. The Conveyed Entities and the Shareholders have the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Conveyed Entities and the Shareholders and the consummation by the Conveyed Entities and the Shareholders of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Conveyed Entities and the Shareholders and, except as otherwise provided in this Agreement, no other action on the part of the Conveyed Entities and the Shareholders is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Conveyed Entities and the Shareholders and constitutes a valid and binding obligation of the Conveyed Entities and the Shareholders enforceable against the Conveyed Entities and the Shareholders in accordance with its terms, when executed and delivered by the other parties thereto.

         Section 4.2 Organization. Schedule 4.2 sets forth the name, form or organization, jurisdiction of organization, capitalization and ownership of each Conveyed Entity. Except as set forth on Schedule 4.2, as of the date hereof, each Conveyed Entity and each of its Subsidiaries (a) is a duly organized and validly existing corporation or partnership, as the case may be, in good standing under the laws of its jurisdiction of organization, (b) has full power and authority to own all of its properties and assets and to carry on its business as it is now being conducted, and (c) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to satisfy clauses (a), (b) and/or (c) would not have a Material Adverse Effect. The Conveyed Entities have delivered to the Republic Subsidiaries a complete and correct copy of the articles of incorporation and Bylaws or comparable organizational documents, each as amended to date, of each Conveyed Entity and each of its Subsidiaries. Such organizational documents are in full force and effect, as of the date hereof, and none of the Conveyed Entities nor any of their Subsidiaries is, or will be, in violation, in any material respect, of any provision of such organizational documents as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         Section 4.3 Ownership of Company Common Stock and Partnership Interests. The Shareholders own beneficially and of record, and upon the Closing will have validly conveyed to the Republic Subsidiaries, marketable title to the Company Common Stock and the Partnership Interests free and clear of all Liens (except for Liens created by the Republic Subsidiaries), preemptive rights

(except as otherwise provided in the articles of incorporation and the other organizational documents) and similar rights. Except as set forth on Schedule 4.3, as of the date hereof, the Shares constitute all of the issued and outstanding shares of capital stock of the Conveyed Corporations and the Partnership Interests constitute all of the interests in the Conveyed Partnerships. Except as set forth on Schedule 4.3, as of the date hereof, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments providing for the issuance or transfer of shares of capital stock of any Conveyed Corporation or partnership interests of any Conveyed Partnership and there are no voting trusts or any other agreements with respect to the Company Common Stock or the Partnership Interests.

         Section 4.4 Non-Contravention. Except as set forth on Schedule 4.4, as of the date hereof, the execution and delivery of this Agreement by the Conveyed Entities and the Shareholders do not, and the consummation by the Conveyed Entities and the Shareholders of the transactions contemplated hereby and the performance by the Conveyed Entities and the Shareholders of their respective obligations hereunder will not, (a) subject to obtaining the approvals required by the agreements set forth on Schedule 4.4, result in a violation of any Requirement of Law applicable to the Shareholders or any Conveyed Entity or any Subsidiary thereof or (b) (i) result in the creation of any Lien on the Company Common Stock, the Partnership Interests or the properties or assets of any Conveyed Entity or any of its Subsidiaries or (ii) violate, or result in the violation of, or default (with or without notice or lapse of time, or both) under, any provision of, or result in the termination or acceleration of, or give rise to a right of termination or acceleration of or the loss of a material benefit under, any loan agreement, note, contract, lease, Plan, obligation, instrument, Lien or Permit applicable to the Shareholders, the Conveyed Entities or any of their Subsidiaries or their respective properties or assets, which in each case specified in clauses (a) or
(b) above would have a Material Adverse Effect.

         Section 4.5      Consents and Approvals.   Except as set forth on
Schedule 4.5 and except for filings under the HSR Act and other Competition Laws, to the Knowledge of the Shareholders and the Conveyed Entities, no consent, authorization, order or approval of, or filing or registration with, any Governmental Authority is required, as of the date hereof, for or in connection with the execution and delivery of this Agreement by the Conveyed Entities and the Shareholders and the consummation by the Conveyed Entities and the Shareholders of the transactions contemplated hereby and the performance by the Conveyed Entities and the Shareholders of their respective obligations hereunder, except for consents, authorizations, orders and/or approvals, the failure to obtain which would not, individually or in the aggregate, have a Material Adverse Effect.

         Section 4.6 Subsidiaries. Schedule 4.6 sets forth the name, form of organization, jurisdiction of organization, capitalization and ownership of each Subsidiary of each Conveyed Entity. To the Knowledge of the Shareholders and the Conveyed Entities, all of the outstanding shares of capital stock, partnership interests and other ownership interests of each such Subsidiary are validly issued, fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. Except as set forth on Schedule 4.6, as of the date hereof, all outstanding shares of capital stock, partnership interests and other ownership interests of each such Subsidiary are owned beneficially and of record by a Conveyed Entity or one of its other wholly-owned Subsidiaries free and clear of any material Liens, preemptive rights (except as otherwise provided in the articles of incorporation or other organizational documents) and similar rights. Except as set forth on Schedule 4.6, as of the date hereof, there are no outstanding options, warrants, calls, rights or commitments, or any other agreements of any character relating to the sale, issuance or voting of, or the granting of rights to acquire, any shares of capital stock of or other debt or equity interest in such Subsidiary or any securities or other instruments convertible into, exchangeable for or evidencing the right to purchase any shares of capital stock of or other debt or equity interest in any such Subsidiary.

         Section 4.7 SEC Documents. The Conveyed Entities have filed or caused to be filed with the SEC all documents required to be filed with the SEC by the Conveyed Entities and have provided to Republic and the Republic Subsidiaries (a) a true and correct copy of Alamo's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and true and correct copies of its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996 and June 30, 1996 and (b) true and correct copies of all other reports, forms and registration statements filed by any of the Conveyed Entities with the SEC (other than preliminary registration statements in forms not declared effective). As of their respective dates, all documents so filed with the SEC complied in all material respects with the requirements of the Securities Act or Exchange Act, as the case may be, and the applicable rules of the SEC thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The combined financial statements of the Conveyed Entities included in such documents complied as to form, as of their respective dates, in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present, in all material respects, the combined financial position of the Conveyed Entities and their consolidated subsidiaries as at the dates thereof and the combined results of their operations and cash flows for the periods then ended in accordance with GAAP. Reserves are reflected on the combined balance sheet of the Conveyed Entities as of June 30, 1996, (the "Balance Sheet") in amounts that have been established on a basis consistent with past practice and in accordance with GAAP.

         Section 4.8 Absence of Certain Changes or Events. Except as expressly contemplated or permitted by this Agreement and except as set forth on Schedule 4.8, as of the date hereof, since June 30, 1996, (a) each Conveyed Entity and each of its Subsidiaries has conducted its business only in the ordinary course and consistent with past practice and (b) there has not been any development or event which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         Section 4.9      [Intentionally Deleted].

         Section 4.10     Property; Assets.

                 (a) Schedule 4.10 contains a list of all material real property owned or leased by the Conveyed Entities and their Subsidiaries as of the date hereof (the "Real Property"). Each of the Conveyed Entities and its Subsidiaries has good and marketable title to all Real Property listed as owned, and has valid leasehold interests in all Real Property listed as leased. The use of the Real Property by the Conveyed Entities and their Subsidiaries, as of the date hereof, does not violate the certificate of occupancy thereof or any local zoning or similar land use or other Laws that, in any such case, would have a Material Adverse Effect.

                 (b) Except as set forth on Schedule 4.10, as of the date hereof, the Conveyed Entities and their Subsidiaries have marketable title to all material assets reflected on the Balance Sheet or all material assets acquired since the date of the Balance Sheet, other than (i) assets disposed of since the date of the Balance Sheet in the ordinary course of business consistent with past practice and (ii) assets leased by the Conveyed Entities and their Subsidiaries. Neither the Conveyed Entities nor the Shareholders has made, or shall make, any representation or warranty with respect to the condition of any assets reflected on the Balance Sheet or acquired since the date of the Balance Sheet, it being understood and agreed that the Republic Subsidiaries shall take possession of all such assets in the condition that such assets exist on the Closing Date.

         Section 4.11 Litigation and Claims; Compliance with Laws. b. Except as set forth on Schedule 4.11, as of the date hereof, there is no material Litigation pending or, to the Knowledge of the Shareholders and the Conveyed Entities, threatened by or against any Conveyed Entity or any of its Subsidiaries or with respect to any of their respective properties or assets, which is not fully covered by the insurance policies referenced in Section 4.12 (excluding any applicable deductibles) or which if adversely determined would have a Material Adverse Effect. As of the date hereof, no Litigation before any arbitrator or Governmental Authority has been commenced, is pending or, to the Knowledge of the Shareholders and the Conveyed Entities, threatened by or against the Conveyed Entities or any of their Subsidiaries or against any of their respective properties or assets (including any items subject to the exception above) which if adversely determined would have a Material Adverse Effect. Except as set forth on Schedule 4.11, as of the date hereof, none of the Conveyed Entities or their Subsidiaries is subject to any material order, consent decree, settlement or similar agreement with any Governmental Authority which would have a Material Adverse Effect and since June 30, 1996 through the date hereof there has been no judgment, injunction, decree, order or other determination of an arbitrator or Governmental Authority applicable to any Conveyed Entity or any of its Subsidiaries which would have a Material Adverse Effect.

                 (b) Each Conveyed Entity and its Subsidiaries is in compliance in all material respects with all Requirements of Law, including the FTC Act and all applicable state and foreign franchise Laws, holds all Permits that are material to the conduct of its business or the ownership of its properties, and is in compliance, in all material respects, with each such Permit, except where the failure to so comply with Requirements of Law or hold such Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. From

June 30, 1996 through the date hereof, no Conveyed Entity or any Subsidiary thereof has received any written communication from any Governmental Authority asserting that a Conveyed Entity or any of its Subsidiaries is not in material compliance with any Requirement of Law or any material Permit which non-compliance has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                 (c) To the Knowledge of the Shareholders and the Conveyed Entities, from December 31, 1995 through the date hereof, each (i) sale or grant by a Conveyed Entity or any of its Subsidiaries of each franchise or subfranchise of the Car Rental Business to any Franchisee, and (ii) acquisition by a Conveyed Entity or any of its Subsidiaries of any franchise or subfranchise of the Car Rental Business from a Franchisee or Subfranchisor, was made in compliance in all material respects with all Requirements of Law, including the FTC Act, if applicable, and all applicable state and foreign franchise Laws.

         Section 4.12 Insurance. Schedule 4.12 sets forth a complete and accurate list as of the date hereof of all primary, excess and umbrella policies, bonds and other forms of insurance currently owned or held by or on behalf of and/or providing insurance coverage to any Conveyed Entity or Subsidiary thereof and their respective businesses, properties and assets (or its directors, officers, salespersons, agents or employees). To the Knowledge of the Shareholders and the Conveyed Entities, all such policies are, in all material respects, in full force and effect as of the date hereof. As of the date hereof, none of the Conveyed Entities nor any of their Subsidiaries has received written notice of any material default under any such policy, nor have any of them received written notice of any pending or threatened termination or cancellation, coverage limitation or reduction, or material premium increase with respect to any such policy the failure of which to maintain has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         Section 4.13     Environmental Matters.

                 (a) With respect to the Real Property and except as set forth on Schedule 4.13(a), as of the date hereof, and to the Knowledge of the Shareholders and the Conveyed Entities, the Conveyed Entities and their Subsidiaries are in compliance with all applicable Environmental Laws (which compliance includes the possession by the Conveyed Entities and their Subsidiaries of all Environmental Permits, and material compliance with the terms and conditions thereof), except where failure to be in compliance would not have a Material Adverse Effect.

                 (b) Except as set forth on Schedule 4.13(b), as of the date hereof, subject to any reimbursement programs of any Governmental Authority, there is no Environmental Claim pending or, to the Knowledge of the Shareholders and the Conveyed Entities, threatened against any Conveyed Entity or any Subsidiary thereof, which Environmental Claim would have a Material Adverse Effect.

                 (c) Except as set forth on Schedule 4.13(c), as of the date hereof, and to the Knowledge of the Shareholders and the Conveyed Entities, there are no past or present actions, activities, circumstances, conditions, events or incidents, including the Release or presence of any Hazardous Material, which would reasonably be expected to form the basis of any Environmental Claim against a Conveyed Entity or any Subsidiary thereof, which Environmental Claim would have a Material Adverse Effect.

                 (d) Except as set forth on Schedule 4.13(d), as of the date hereof, and to the Knowledge of the Shareholders and the Conveyed Entities, the Conveyed Entities and their Subsidiaries have not, and, to the Knowledge of the Shareholders and the Conveyed Entities, no other person has, placed, stored, deposited, discharged, buried, dumped or disposed of Hazardous Materials on, beneath or adjacent to any Real Property currently or formerly owned, operated or leased by a Conveyed Entity or any of its Subsidiaries except in material compliance with applicable Environmental Laws or which would not have a Material Adverse Effect.

                 (e) To the Knowledge of the Shareholders and the Conveyed Entities, the Conveyed Entities have delivered to Republic and the Republic Subsidiaries or otherwise made available for inspection complete copies and results of any reports, studies, analyses, tests or monitoring possessed, as of the date hereof, by the Conveyed Entities and their Subsidiaries pertaining to Hazardous Materials in, on or beneath any Real Property, or regarding a Conveyed Entity's or any of its Subsidiaries' compliance with applicable Environmental Laws.

                 (f) To the Knowledge of the Shareholders and the Conveyed Entities, except as set forth on Schedule 4.13(f), as of the date hereof, the Real Property does not contain any: underground storage tanks; friable asbestos; polychlorinated biphenyls; underground injection wells; radioactive materials; or septic tanks or waste disposal pits in which process wastewater or any Hazardous Materials have been discharged or disposed, the existence of which has had or would reasonably be expected to have a Material Adverse Effect.

                 (g) Republic and the Republic Subsidiaries acknowledge that (i) the representations and warranties contained in this Section 4.13 are the only representations and warranties being made in this Agreement with respect to Environmental Matters, (ii) no other representation or warranty contained in this Agreement shall apply to any Environmental Matters and (iii) no other representation or warranty, express or implied, is being made with respect thereto.

         Section 4.14     Material Contracts.

                 (a) Schedule 4.14 lists (without duplication) each of the following contracts and other agreements to which a Conveyed Entity or any Subsidiary thereof is a party or by or to which a Conveyed Entity or any Subsidiary thereof or any of their respective assets or properties is bound or subject as of the date hereof, except for (i) contracts and other agreements the only parties to which are the Conveyed Entities and their Subsidiaries and
(ii) contracts and other agreements which are terminable on sixty (60) days prior notice without material penalty (such contracts and agreements being "Material Contracts"):

                          (i)     agreements between a Conveyed Entity or
Subsidiaries thereof and a Franchisee, or other agreements relating to the franchise business operations providing for payments to or by the Conveyed Entities and their Subsidiaries reasonably expected to exceed $1,500,000 per agreement per calendar year;

                          (ii)    advertising, market research and other
marketing agreements providing for payments by any Conveyed Entity or its Subsidiaries of more than $1,500,000 per agreement per calendar year;

                          (iii)   employment, severance, consulting or other
agreements with any current stockholder, director, officer or employee which provide for the continuing obligation on the part of the Conveyed Entities and/or their Subsidiaries to pay compensation in excess of $100,000 per calendar year.

                          (iv)    agreements outside the ordinary course of
business relating to (x) the sale or lease (as lessor) by a Conveyed Entity or any Subsidiary thereof of any assets or properties in excess of $1,500,000 per agreement per calendar year, (y) the acquisition or lease (as lessee) by the Conveyed Entity or any Subsidiary thereof of any assets or properties in excess of $1,500,000 per agreement per calendar year or (z) any airport concession;

                          (v)     agreements restricting the ability of the
Conveyed Entities or the Subsidiaries thereof to incur Indebtedness;

                          (vi)    agreements relating to any guarantee of
Indebtedness by the Conveyed Entities or the Subsidiaries thereof (other than indemnities made in the ordinary course of business which are not material to the Conveyed Entities and their Subsidiaries taken as a whole);

                          (vii)   agreements relating to the making of any loan
or advance by a Conveyed Entity or any Subsidiary thereof, other than (x) intercompany loans among the Conveyed Entities or Subsidiaries thereof and (y) those made in the ordinary course of business consistent with past practice;

                          (viii)  agreements relating to Indebtedness,
factoring arrangements, sale and leaseback transactions and other similar financing transactions providing for payments of more than $1,500,000 per agreement;

                          (ix)    agreements providing for the indemnification
by a Conveyed Entity or Subsidiaries thereof of any person, except those entered into in the ordinary course of business and those which are not material to the Conveyed Entities and their Subsidiaries taken as a whole;

                          (x)     agreements with any Governmental Authority
except those entered into in the ordinary course of business and those which are not material to the Conveyed Entities and their Subsidiaries taken as a whole;

                          (xi)    material joint venture, partnership or
similar documents or agreements;

                          (xii)   agreements that limit or purport to limit the
ability of a Conveyed Entity or Subsidiary thereof to compete with any Person in the Car Rental Business; and

                          (xiii)  other agreements, contracts or commitments
not made in the ordinary course of business which are material to the Conveyed Entities and their Subsidiaries taken as a whole.

                 (b) To the Knowledge of the Shareholders and the Conveyed Entities, except as set forth on Schedule 4.14, as of the date hereof, each Material Contract is legal, valid and binding on and enforceable against the respective Conveyed Entities or Subsidiaries thereof that are parties thereto. Except as set forth on Schedule 4.14, the consummation of the transactions contemplated by this Agreement, will not result in a material breach of any Material Contract. No Conveyed Entity or Subsidiary thereof is (or with the giving of notice or lapse of time would be) in material breach of, or material default under, any Material Contract. Neither the Shareholders nor any of the Conveyed Entities or their Subsidiaries has received any written notice from June 30, 1996 through the date hereof that any Material Contract is not enforceable against any party thereto, that any Material Contract has been terminated before the expiration of its term or that any party to a Material Contract intends to terminate such Material Contract prior to the termination date specified therein, or that any other party is in material breach of, or material default under, any Material Contract. There have been delivered or made available to Republic and the Republic Subsidiaries true and complete copies of all Material Contracts.

         Section 4.15 Intellectual Property. To the Knowledge of the Shareholders and the Conveyed Entities:

                 (a) As of the date hereof, a Conveyed Entity or one of its Subsidiaries owns or has the right to use or license the Intellectual Property, free and clear of all Liens (except as permitted by Section 6.2 hereof). Schedule 4.15(a) sets forth a complete and accurate list of all material U.S. and foreign patents and patent applications, trademark or service mark registrations and applications, U.S. copyright registrations and applications, and material unregistered copyrights, service marks, trademarks and trade names, each as owned or used by a Conveyed Entity or one of its Subsidiaries as of the date hereof (indicating which of the Conveyed Entities or its Subsidiaries is the owner of record of such rights). Either a Conveyed Entity or one of its Subsidiaries is listed, as of the date hereof, in the records of the appropriate United States, state or foreign agency as the sole owner of record for each application and registration listed on Schedule 4.15(a).

                 (b)      As of the date hereof, the registrations listed on
Schedule 4.15(b) are in full force and effect, in all material respects, and have not been canceled. As of the date hereof, there is no pending, existing or threatened, opposition, interference, cancellation proceeding or other legal or governmental proceeding before any court or registration authority in any jurisdiction against the registrations listed on Schedule 4.15(b). The Conveyed Entities and/or their Subsidiaries own or have the right to use all other material Intellectual Property.

                 (c) Schedule 4.15(c) sets forth a complete and accurate list of all agreements, as of the date hereof, pertaining to the use of or granting any right to use or practice any rights under any Intellectual Property, whether a Conveyed Entity or any of its Subsidiaries is the licensee or licensor thereunder (collectively, the "Licenses") and any written settlements or assignments relating to any Intellectual Property. As of the date hereof, the Licenses are valid and binding obligations of the Conveyed Entities or any of their Subsidiaries, enforceable in accordance with their terms, and there are no breaches or defaults thereunder.

                 (d) Schedule 4.15(d) sets forth a list of all material Computer Programs which are owned, licensed, leased or otherwise used by the Conveyed Entities or any of their Subsidiaries, as of the date hereof, in connection with the operation of their businesses as conducted as of the date hereof and identifies which is owned, licensed, leased, or otherwise used, as the case may be. As of the date hereof, each Computer Program listed on
Schedule 4.15(d) is either (i) owned by the Conveyed Entities or any of their Subsidiaries, (ii) in the public domain or otherwise available to the Conveyed Entities or any of their Subsidiaries without the license, lease or consent of any third party, or (iii) used under rights granted to the Conveyed Entities or any of their Subsidiaries under a written agreement, license or lease from a third party. As of the date hereof, the Conveyed Entities and their Subsidiaries use the Computer Programs set forth on Schedule 4.15(d) in connection with the operation of their businesses as conducted as of the date hereof and do not violate the Intellectual Property rights of any third party.

                 (e) As of the date hereof, no trade secret or confidential know-how material to the business of the Conveyed Entities or any of their Subsidiaries as currently operated has been disclosed or authorized to be disclosed to any third party, other than pursuant to a non-disclosure agreement intended to protect the Conveyed Entities' and their Subsidiaries' proprietary interests in and to such trade secrets.

                 (f) Except as set forth on Schedule 4.15(f), as of the date hereof, (1) the conduct of the businesses of the Conveyed Entities and their Subsidiaries, as operated as of the date hereof, does not infringe upon any intellectual property right owned or controlled by any third party and (ii) there are no claims or suits pending or threatened, and none of the Conveyed Entities nor any of their Subsidiaries has received any written notice of a third party claim or suit (x) alleging that any Conveyed Entity's or any of its Subsidiaries' activities or the conduct of their businesses infringes upon or constitutes the unauthorized use of the proprietary rights of any third party, or (y) challenging the ownership, use, validity or enforceability of the Intellectual Property.

                 (g) Except as set forth on Schedule 4.15(g), as of the date hereof, no third party is infringing upon any Intellectual Property owned by a Conveyed Entity or any of its Subsidiaries and no such claims against a third party by a Conveyed Entity or any of its Subsidiaries are pending which, if adversely determined, would have a Material Adverse Effect.

                 (h) As of the date hereof, there are no settlements, consents, judgments, or orders or other agreements which materially restrict or impair a Conveyed Entity's or any of its Subsidiaries' rights to use the registered trademarks, inventions or Computer Software owned or used by the Conveyed Entities and their Subsidiaries in the conduct of their businesses.

         Section 4.16 Taxes. Except as set forth on Schedule 4.16, as of the date hereof and to the Knowledge of the Shareholders and the Conveyed
Entities:

                 (a) Each of the Conveyed Corporations is a small business corporation within the meaning of Section 1361 of the Code and has had in effect since the date set forth opposite its name on Schedule 4.16 a valid election to be treated as an "S" corporation for federal income tax purposes, and none of the Conveyed Corporations or the Shareholders has taken or caused or permitted to be taken any action that caused a termination of such S election for any period subsequent to such date.

                 (b) Each of the Conveyed Partnerships and each of the partnerships owned directly or indirectly by the Conveyed Partnerships has qualified since its formation as a partnership for federal income tax purposes under the Code.

                 (c) Each of the Conveyed Entities and their Subsidiaries has (i) duly and timely filed with the appropriate taxing authorities all material Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete in all material respects, and (ii) timely paid all Taxes shown as due on any such Tax Returns or for which a written notice of assessment or demand for payment has been received from any taxing authority;

                 (d) Each of the Conveyed Entities and the Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign
Laws) and has, within the time and within the manner prescribed by Law, withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be withheld and paid over under all applicable Laws;

                 (e) There are no material Liens for Taxes upon the assets or properties of the Conveyed Entities and their Subsidiaries except for statutory liens for Taxes not yet due;

                 (f) There are no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns of the Conveyed Entities and their Subsidiaries that have been given by any of the Conveyed Entities;

                 (g) None of the Conveyed Entities or their Subsidiaries has requested an extension of time within which to file any Tax Return in respect of any fiscal year which has not since been filed;

                 (h) No federal, state, local or foreign audits or other administrative proceedings have formally commenced or are presently pending with regard to any Taxes or Tax Returns of the

Conveyed Entities or their Subsidiaries for which any Conveyed Entity or Subsidiary thereof would be liable, and no written notification has been received by any of the Conveyed Entities or their Subsidiaries that such an audit or other proceeding is pending or threatened with respect to any Taxes due from any of the Conveyed Entities or their Subsidiaries or any Tax Return filed by any of the Conveyed Entities or their Subsidiaries;

                 (i) None of the Conveyed Entities or their Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code by reason of a voluntary change in accounting method (nor has any taxing authority proposed in writing any such adjustment or change of accounting method);

                 (j) None of the Conveyed Entities or their Subsidiaries is a party to, is bound by or has any obligation under any Tax sharing agreement, Tax indemnification agreement or similar contract or arrangement.

                 (k) No power of attorney has been granted by or with respect to any of the Conveyed Entities or their Subsidiaries with respect to any matter relating to Taxes, which power of attorney is currently in force;

                 (l) None of the Conveyed Corporations or corporate Subsidiaries thereof is a party to any agreement, plan, contract or arrangement that could result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code;

                 (m) No closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of any state, local or foreign Law has been entered into by or with respect to any of the Conveyed Entities or their Subsidiaries;

                 (n) The Conveyed Entities and their Subsidiaries have previously delivered or made available to Republic and the Republic Subsidiaries complete and accurate copies of each of the following items for the years ended December 31, 1993, December 31, 1994 and December 31, 1995: (i) all audit reports, letter rulings and technical advice memoranda relating to federal, state, local and foreign Taxes due from any of the Conveyed Entities or their Subsidiaries, (ii) federal, state, local and foreign Tax Returns filed by the Conveyed Entities or their Subsidiaries and (iii) any closing agreements entered into by any of the Conveyed Entities or their Subsidiaries with any taxing authority, in each case existing on the date hereof. The Conveyed Entities and their Subsidiaries will deliver to Republic and the Republic Subsidiaries all materials with respect to the foregoing for all matters arising after the date hereof; and

                 (o) Schedule 4.16 sets forth all taxable years of each Conveyed Entity and each Subsidiary that are open for purposes of the assessment of additional federal, state, local or foreign Income Taxes.

         Section 4.17     Employee Benefits; ERISA.

                 (a) Schedule 4.17 contains a true and complete list of each material bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance, change-in-control, or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement or arrangement, and each other material employee benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to or required to be contributed to by any Conveyed Entity, any Subsidiary thereof or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with any Conveyed Entity would be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA, for the benefit of any employee or former employee of any Conveyed Entity, Subsidiary thereof or any ERISA Affiliate (the "Plans"). Schedule 4.17 identifies each of the Plans that is an "employee welfare benefit plan," or "employee pension benefit plan" as such terms are defined in Sections 3(1) and 3(2) of ERISA (such plans being hereinafter referred to collectively as the "ERISA Plans"). No Conveyed Entity, Subsidiary thereof or any ERISA Affiliate has any formal plan or commitment, whether legally binding or not, to create any additional Plan or modify or change any existing Plan that would affect any employee or former employee of any Conveyed Entity, any Subsidiary thereof or any ERISA Affiliate except to the extent that any such creation, modification or change could not, individually or in the aggregate, reasonably be expected to result in a material liability of a Conveyed Entity or any of its Subsidiaries.

                 (b) With respect to each of the Plans, the Conveyed Entities have heretofore delivered to Republic and the Republic Subsidiaries true and complete copies of each of the following documents:

                          (i)     a copy of the Plan documents (including all
amendments thereto) for each written Plan;

                          (ii)    a copy of the annual report or Internal
Revenue Service Form 5500 Series, if required under ERISA, with respect to each such Plan for the last three Plan years ending prior to the date of this Agreement for which such a report was filed;

                          (iii)   a copy of the actuarial report, if required
under ERISA, with respect to each such Plan for the last three Plan years ending prior to the date of this Agreement;

                          (iv)    a copy of the most recent Summary Plan
Description ("SPD"), together with all Summaries of Material Modification issued with respect to such SPD, required under ERISA with respect to such Plan;

                          (v)     if the Plan is funded through a trust or any
other funding vehicle, a copy of the trust or other funding agreement (including all amendments thereto) and the latest financial statements thereof, if any;

                          (vi)    all contracts relating to the Plans with
respect to which any Conveyed Entity, Subsidiary thereof or any ERISA Affiliate may have any material liability, including insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements; and

                          (vii)   the most recent determination letter received
from the IRS with respect to each Plan that is intended to be qualified under
Section 401(a) of the Code.

                 (c) Except as set forth on Schedule 4.17, as of the date hereof, no liability under Title IV of ERISA has been incurred by any Conveyed Entity, Subsidiary thereof or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to any Conveyed Entity, Subsidiary thereof or any ERISA Affiliate of incurring a material liability under such Title, other than liability for premiums due the Pension Benefit Guaranty Corporation ("PBGC"), which payments have been made when due with respect to any ERISA Plan. To the extent this representation applies to Sections 4064, 4069 or 4204 of Title IV of ERISA, it is made not only with respect to the ERISA Plans but also with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which any Conveyed Entity, Subsidiary thereof or any ERISA Affiliate made, or was required to make, contributions during the past six years.

                 (d) Except as set forth on Schedule 4.17, as of the date hereof, the PBGC has not instituted proceedings pursuant to Section 4042 of ERISA to terminate any of the ERISA Plans subject to Title IV of ERISA and, to the Knowledge of the Shareholders and the Conveyed Entities, no condition exists that presents a material risk that such proceedings will be instituted by the PBGC.

                 (e) With respect to each of the ERISA Plans that is subject to Title IV of ERISA, the present value of accumulated benefit obligations under such plan, as determined by the Plan's actuary based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such plan's actuary with respect to such plan, did not, as of its latest valuation date, exceed the then current value of the assets of such plan allocable to such accumulated benefit obligations.

                 (f) Except as set forth on Schedule 4.17, as of the date hereof, none of the Conveyed Entities or Subsidiaries thereof, the ERISA Plans or any trust created thereunder nor, to the Knowledge of the Shareholders and the Conveyed Entities, any trustee or administrator thereof, has engaged in a transaction or has taken or failed to take any action in connection with which any Conveyed Entity, or any Subsidiary thereof could reasonably be expected to be subject to any material liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Sections 4975(a) or (b), 4976 or 4980B of the Code.

                 (g) Except as otherwise set forth on Schedule 4.17, as of the date hereof, all contributions and premiums which any Conveyed Entity or Subsidiary thereof or, to the Knowledge of the Shareholders and the Conveyed Entities, any ERISA Affiliate is required to pay under the terms of each of the ERISA Plans and Section 412 of the Code have, to the extent due, been paid in full or properly recorded on the financial statements or records of the Conveyed Entities and their Subsidiaries except to the extent that the failure to make any such contribution or pay any such premium could not, individually or in the aggregate, reasonably be expected to result in a material liability to the Conveyed Entities and their Subsidiaries taken as a whole; and none of the ERISA Plans or any trust established thereunder has incurred any "accumulated funding deficiency" (as deemed in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each of the ERISA Plans ended prior to the date of this Agreement. No Lien has been imposed under Section 412(n) of the Code or Section 302(f) of ERISA on the assets of any Conveyed Entity, Subsidiary thereof or any ERISA Affiliate and no event or circumstance has occurred that is reasonably likely to result in the imposition of any such Lien on any such assets on account of any ERISA Plan.

                 (h) Except as otherwise set forth on Schedule 4.17, as of the date hereof, with respect to any ERISA Plan that is a "multiemployer plan," as such term is defined in Section 3(37) of ERISA, (i) neither a Conveyed Entity, any Subsidiary thereof nor any ERISA Affiliate has since June 30, 1996, made or suffered a "complete withdrawal" or a "partial withdrawal," as such terms are respectively deemed in Sections 4203 and 4205 of ERISA, (ii) to the Knowledge of the Shareholders and the Conveyed Entities, no event has occurred that presents a material risk of a partial withdrawal, (iii) to the Knowledge of the Shareholders and the Conveyed Entities, neither a Conveyed Entity, any Subsidiary thereof or any ERISA Affiliate has any contingent liability under
Section 4204 of ERISA, and no circumstances exist that present a material risk that any such plan will go into reorganization, and (iv) to the Knowledge of the Shareholders and the Conveyed Entities, the aggregate withdrawal liability of the Conveyed Entities, Subsidiaries thereof and the ERISA Affiliates, computed as if a complete withdrawal by the Conveyed Entities, any Subsidiaries thereof and the ERISA Affiliates had occurred under each such Plan on the date hereof, would not be significant.

                 (i) Except as otherwise set forth on Schedule 4.17, as of the date hereof, each of the Plans has been operated and administered in all material respects in accordance with applicable Laws, including but not limited to ERISA and the Code.

                 (j) Except as otherwise set forth on Schedule 4.17, as of the date hereof, each of the ERISA Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a determination letter from the IRS stating that it is so qualified, and no event has occurred which would affect such qualified status.

                 (k) Except as otherwise set forth on Schedule 4.17, as of the date hereof, any Fund established under an ERISA Plan that is intended to satisfy the requirements of Section 501(c)(9) of the Code has received a determination letter from the IRS stating that it has so satisfied such requirements.

                 (l) Except as otherwise set forth on Schedule 4.17, as of the date hereof, no amounts payable under the Plans or any other contract, agreement or arrangement to which any Conveyed Entity, Subsidiary thereof or, to the Knowledge of the Shareholders and the Conveyed Entities, any ERISA Affiliate is a party could reasonably be expected, as a result of the transactions contemplated hereby, to fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code.

                 (m) Except as otherwise set forth on Schedule 4.17, as of the date hereof, no Plan provides for employee welfare benefits, including death or medical benefits (whether or not insured), with respect to current or former employees of any Conveyed Entity or any Subsidiary thereof after retirement or other termination of service (other than (i) coverage mandated by applicable Law, (ii) death benefits or retirement benefits under any "employee pension plan," as that term is defined in Section 3(2) of ERISA, (iii) deferred compensation benefits accrued as liabilities on the books of a Conveyed Entity or any Subsidiary thereof, or (iv) benefits, the full direct cost of which is borne by the current or former employee (or beneficiary thereof)).

                 (n) Except as otherwise set forth on Schedule 4.17, as of the date hereof, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of any Conveyed Entity or any Subsidiary thereof to severance pay, unemployment compensation or any other similar termination payment or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

                 (o) Except as set forth on Schedule 4.17, as of the date hereof, there are no pending, or, to the Knowledge of the Shareholders and the Conveyed Entities, threatened or anticipated, claims by or on behalf of any Plan, by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than routine claims for benefits) other than claims that individually or in the aggregate would not have a Material Adverse Effect.

         Section 4.18 Labor Matters. Except as set forth on Schedule 4.18, as of the date hereof, to the Knowledge of the Shareholders and the Conveyed Entities, (i) there is no labor strike, slowdown, stoppage or lockout actually pending or threatened against a Conveyed Entity or any of its Subsidiaries;
(ii) no union represents the employees of a Conveyed Entity or any of its Subsidiaries; (iii) neither a Conveyed Entity nor any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization; (iv) each Conveyed Entity and each of its Subsidiaries is, and has at all times been, in compliance, in all material respects, with all applicable Laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and is not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable Law, ordinance or regulation;
(v) there is no unfair labor practice charge or complaint asserted against any Conveyed Entity or any of its Subsidiaries pending or, to the Knowledge of the Shareholders and the Conveyed Entities, threatened before the National Labor Relations Board or any similar state or foreign agency, which if adversely determined against any Conveyed Entity or any of its Subsidiaries, would have a Material Adverse Effect; (vi) there is no material grievance arising out of any collective bargaining agreement or other grievance procedure pending before any Governmental Authority; (vii) no material charges with respect to or relating to any Conveyed Entity or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful employment practices, which, if adversely determined against any Conveyed Entity or any

Subsidiaries thereof, would have a Material Adverse Effect; (viii) neither a Conveyed Entity nor any of its Subsidiaries has received written notice, from June 30, 1996 through the date hereof of the intent of any federal, state, local or foreign agency responsible for the enforcement of labor or employment Laws to conduct an investigation with respect to or relating to any Conveyed Entity or any of its Subsidiaries and no such investigation is in progress; and
(ix) there are no complaints, lawsuits or other proceedings pending or threatened in any forum by or on behalf of any present or former employee of a Conveyed Entity or any of its Subsidiaries alleging breach of any express or implied contract or employment, any Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, which, if adversely determined against any Conveyed Entity or any of its Subsidiaries, would have a Material Adverse Effect.

         Section 4.19 Franchisees. Schedule 4.19 sets forth the name of each Franchisee and Subfranchisor, his territory, the address of each Franchisee's and Subfranchisor's office, and the scheduled renewal or expiration date of each Franchisee's and Subfranchisor's franchise agreement. Except as set forth on Schedule 4.19, as of the date hereof, there is no material dispute between any of the Conveyed Entities or any of their Subsidiaries, on one hand, and any Franchisee or Subfranchisor, on the other hand.

         Section 4.20 Records. Except as set forth on Schedule 4.20, to the Knowledge of the Shareholders and the Conveyed Entities:

                 (a) The respective corporate record books of each Conveyed Entity and each of its Subsidiaries contain records of all material meetings and reflect, in all material respects, all other actions taken by the partners, stockholders, Board of Directors and all material committees of the Board of Directors of such Conveyed Entity and its Subsidiaries. All such record books have been made available by the Conveyed Entities to Republic and the Republic Subsidiaries.

                 (b) As of the date hereof, the books, records and work papers of the Conveyed Entities and their Subsidiaries are complete and correct, in all material respects, have been maintained in accordance with applicable Laws and reflect the basis for the financial condition and results of operations of the Conveyed Entities and their Subsidiaries set forth in the combined financial statements of Alamo and its Affiliates.

         Section 4.21 Affiliate Transactions. Schedule 4.21 contains a summary of all material transactions from December 31, 1995 through the date hereof between a Conveyed Entity or any of its Subsidiaries, on the one hand, and any current shareholder, partner, director, executive officer or other Affiliate of a Conveyed Entity or any of its Subsidiaries, or any entity in which any such Person has a direct or indirect material interest, on the other hand, other than standard employment agreements, arrangements and employee benefit plans.

         Section 4.22 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this

Agreement based upon arrangements made by or on behalf of the Shareholders or any of the Conveyed Entities or their Subsidiaries.

         Section 4.23 Information in Registration Statement. None of the information supplied in writing or to be supplied in writing by the Shareholders, the Conveyed Entities or any of their Subsidiaries for the purpose of inclusion or incorporation by reference in the Registration Statement (the "Registration Statement") to be prepared by, and filed with the SEC, by Republic and the Republic Subsidiaries in respect of the registration of the Republic Common Stock to be issued in connection with the transactions contemplated hereby will, at the time it is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein if necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 4.24 Certain Accounting Matters. To the knowledge of the Shareholders, none of the Conveyed Entities or the Shareholders, nor any of their Affiliates, has taken any action that (without regard to any action taken or agreed to be taken by Republic or any of its Affiliates) would prevent Republic from accounting for the transactions contemplated hereby as pooling of interests business combinations.

                                   ARTICLE V

                       REPRESENTATIONS AND WARRANTIES OF
                     REPUBLIC AND THE REPUBLIC SUBSIDIARIES

         Republic and each Republic Subsidiary jointly and severally represent and warrant to the Shareholders as follows:

         Section 5.1 Authority; Binding Effect. Republic and each Republic Subsidiary has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Republic and each Republic Subsidiary and the consummation by Republic and each Republic Subsidiary of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Republic and each Republic Subsidiary, respectively, and no other corporate proceedings on the part of Republic or any Republic Subsidiary is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Republic and each Republic Subsidiary and constitutes a valid and binding obligation of Republic and each Republic Subsidiary enforceable against Republic and each Republic Subsidiary in accordance with its terms.

         Section 5.2 Organization. Republic and each Republic Subsidiary is a duly organized and validly existing corporation, in good standing under the laws of the state of its incorporation. Republic and each Republic Subsidiary has delivered to the Shareholders and the Conveyed Entities a complete and correct copy of its certificate of incorporation and Bylaws, each as amended to date.

Such organizational documents are in full force and effect and neither Republic nor any Republic Subsidiary is in violation of any provision of such organizational documents.

         Section 5.3 Non-Contravention. Except as set forth on Schedule 5.3, the execution and delivery by Republic and the Republic Subsidiaries of this Agreement does not, and the consummation by Republic and the Republic Subsidiaries of the transactions contemplated hereby and the performance by Republic and the Republic Subsidiaries of their respective obligations hereunder will not, (a) result in the violation of any Requirement of Law applicable to Republic or any Republic Subsidiary or (b) (i) result in the creation of any Lien on the properties or assets of Republic or any Republic Subsidiary or (ii) violate, or result in the violation of, or default (with or without notice or lapse of time, or both) under any provision of, or result in the termination or acceleration of, or give rise to a right of termination or acceleration of or the loss of a material benefit under, any loan agreement, note, contract, lease, Plan, obligation, instrument, Lien or Permit applicable to Republic or any Republic Subsidiary or the properties or assets thereof.

         Section 5.4      Consents and Approvals.  Except as set forth on
Schedule 5.4 and except for filings under the Securities Act, the HSR Act and other Competition Laws, no consent, authorization, order or approval of, or filing or registration with, any Governmental Authority is required for or in connection with the execution and delivery of this Agreement by Republic and the Republic Subsidiaries and the consummation by Republic and the Republic Subsidiaries of the transactions contemplated hereby and the performance by Republic and the Republic Subsidiaries of their respective obligations hereunder.

         Section 5.5 SEC Documents. Republic has made available to the Shareholders true and correct copies of its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996, June 30, 1996, and September 30, 1996, and a true and correct copy of its proxy statement relating to its 1996 annual meeting of stockholders held on May 10, 1996. As of their respective dates, all of the documents so filed with the SEC complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the applicable rules of the SEC thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Republic included in such documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10Q of the SEC) and fairly present the consolidated financial position of Republic and the Republic Subsidiaries and their respective consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         Section 5.6      Information in Registration Statement.  Subject to
Section 4.23 with respect to the information supplied in writing or to be supplied in writing by the Shareholders, the Conveyed Entities and the Subsidiaries thereof, none of the information included in the Registration Statement will, at the time it is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein if necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 5.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Republic and/or the Republic Subsidiaries.

         Section 5.8      [Intentionally Deleted].

         Section 5.9 Republic Common Stock. Upon the Closing, the Republic Common Stock will be duly authorized and validly issued, shall be fully paid and non-assessable and free of all Liens (except any Liens created by the Shareholders).

         Section 5.10 Litigation and Claims; Compliance with Laws. c. Except as set forth on Schedule 5.10, as of the date hereof, there is no material Litigation pending or, to Republic's or the Republic Subsidiaries' Knowledge, threatened by or against Republic or the Republic Subsidiaries or with respect to any of their respective properties or assets, which is not fully covered by Republic's or the Republic Subsidiaries' insurance policies or which, if adversely determined, would have a material adverse effect on the business, results of operations or financial condition of Republic or the Republic Subsidiaries or prohibit or otherwise adversely affect Republic's or the Republic Subsidiaries' ability to consummate the transactions contemplated hereby. No Litigation before any arbitrator or Governmental Authority has been commenced, is pending or, to Republic's and the Republic Subsidiaries' Knowledge, threatened by or against Republic or any Republic Subsidiary or against any of their respective properties or assets which, if adversely determined, would have a material adverse effect on the business, results of operations or financial condition of Republic or the Republic Subsidiaries or prohibit or otherwise adversely affect Republic's or the Republic Subsidiaries' ability to consummate the transactions contemplated hereby. Except as set forth on Schedule 5.10, as of the date hereof, (i) neither Republic nor any Republic Subsidiary is subject to any material order, consent decree, settlement or similar agreement with any Governmental Authority which would have a material adverse effect on the business, results of operations or financial condition of Republic or any Republic Subsidiary or prohibit or otherwise adversely affect Republic's or the Republic Subsidiaries' ability to consummate the transactions contemplated hereby and (ii) since June 30, 1996 there has been no judgment, injunction, decree, order or other determination of an arbitrator or Governmental Authority applicable to Republic or any Republic Subsidiary which would have a material adverse effect on the business, results of operations or financial condition of Republic or any Republic Subsidiary or prohibit or otherwise adversely affect Republic's or the Republic Subsidiaries' ability to consummate the transactions contemplated hereby.

                 (b) Republic and each Republic Subsidiary is in compliance in all material respects with all Requirements of Law, including the FTC Act, all applicable state and foreign franchise Laws and all Environmental Laws, holds all Permits and Environmental Permits that are material to the conduct of their respective businesses or the ownership of their respective properties, and are in compliance, in all material respects, with each such Permit, except where the failure to so comply with Requirements of Law, Environmental Laws or hold such Permits and Environmental Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Republic or the Republic Subsidiaries or prohibit or otherwise adversely affect Republic's or the Republic Subsidiaries' ability to consummate the transactions contemplated hereby. Since June 30, 1996, neither Republic nor any Republic Subsidiary has received any written communication from any Governmental Authority asserting that it is not in material compliance with any Requirement of Law, any Environmental Law or any material Permit or Environmental Permit which non-compliance has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of Republic or the Republic Subsidiaries or prohibit or otherwise adversely affect Republic's or the Republic Subsidiaries' ability to consummate the transactions contemplated hereby.

         Section 5.11 Taxes. Prior to and as of the Closing, Republic will be in control of each Republic Subsidiary within the meaning of Section 368(c) of the Code. Immediately after the Closing, each of the Surviving Corporations will hold substantially all of the assets of the corresponding Republic Subsidiary. Prior to and as of the Closing, none of the Surviving Corporations will have any plan or intention, and Republic will have no plan or intention to cause any of the Surviving Corporations, to issue additional shares of stock that would result in Republic losing control of the Surviving Corporation within the meaning of Section 368(c) of the Code. Republic has no plan or intention to reacquire any of its stock issued in the Mergers. Republic has no plan or intention to (i) liquidate any Surviving Corporation; (ii) merge any Surviving Corporation (other than the Alasys Surviving Corporation, the Rising Moon Surviving Corporation, the Alamo Sales Surviving Corporation, the Alamo Leasing Surviving Corporation, the Alamo Automobile Surviving Corporation, the Alamo Shuttle Surviving Corporation, the Tower Restaurants Surviving Corporation, the Tower Food Surviving Corporation and the Corporate Planners Surviving Corporation) with or into another corporation; (iii) sell or otherwise dispose of the stock of any Surviving Corporation, except for transfers of stock to corporations controlled by Republic within the meaning of
Section 368(c) of the Code; or (iv) cause any Surviving Corporation to sell or otherwise dispose of any of the assets of the corresponding Conveyed Corporation or any of the assets acquired from the corresponding Republic Subsidiary, except for dispositions made in the ordinary course of business or transfers of assets to a corporation controlled by such Surviving Corporation within the meaning of Section 368(c) of the Code. No Republic Subsidiary will have any liabilities assumed by the corresponding Conveyed Corporation and will not transfer to the corresponding Conveyed Corporation any assets subject to liabilities. Prior to and as of the Closing, it is the plan and intention of Republic to cause each Surviving Corporation to continue the historic business of the corresponding Conveyed Corporation or will use a significant portion of the corresponding Conveyed Corporation's historic business assets in a business.

         Section 5.12 Financial Projections. The Shareholders and/or the Conveyed Entities provided Republic and the Republic Subsidiaries certain financial projections (the "Projections") attached hereto as Schedule 5.12 without any representation or warranty as to their accuracy. Neither Republic nor any Republic Subsidiary has relied on the Projections in making their determination to enter into this Agreement or to consummate the Transactions.

         Section 5.13 Intention Concerning Reorganizations. Following the Closing, it is Republic's present intention not to effect any merger or liquidation involving any of the entities the capital stock of which is contributed to Alamo or Guy Salmon, Ltd. in accordance with Section 6.2.

         Section 5.14 Other Information. No representation or warranty of Republic or any Republic Subsidiary in this Agreement, or any statement, certificate or other document furnished or to be furnished by Republic or any Republic Subsidiary to the Shareholders pursuant to this Agreement, nor the exhibits and schedules hereto, contains, or on the Closing Date will contain, any untrue statement of a material fact, or omits to state, or on the Closing Date will omit to state, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE VI

                                   COVENANTS

         Section 6.1      Access.

                 (a)      Prior to the Closing:

                          (i)     The Shareholders shall permit, and shall
cause the Conveyed Entities and their Subsidiaries to permit, Republic, the Republic Subsidiaries and their respective representatives to have reasonable access, during regular business hours and upon reasonable notice, to (I) the assets, properties, books, records and other documents and information of the Conveyed Entities and the Subsidiaries thereof reasonably necessary for Republic and the Republic Subsidiaries to complete (A) their due diligence investigation in respect of the transactions contemplated hereby and (B) the Registration Statement and (II) the officers, directors and employees of the Conveyed Entities and the Subsidiaries thereof, but only upon the prior written consent of Michael S. Egan, D. Keith Cobb, Roger Ballou or their respective designees;

                          (ii)    The Shareholders shall furnish, or cause the
Conveyed Entities and the Subsidiaries thereof to furnish, to Republic and the Republic Subsidiaries such financial, tax and operating data and other available information with respect to such entities and their respective assets, properties, employees, businesses and operations as Republic and the Republic Subsidiaries shall from time to time reasonably request;

provided that neither the Shareholders nor the Conveyed Entities or their Subsidiaries shall be obligated to (x) provide Republic or any Republic Subsidiary with any customer lists, confidential information or trade secrets or (y) permit Republic, the Republic Subsidiaries or their respective agents or consultants to conduct any environmental investigations, tests or studies (including any Phase I and Phase II environmental audit(s)) relating to the Real Property, without the prior written consent of the Shareholders; and provided further that any such access, investigation, test or study shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of any Conveyed Entity or any Subsidiary thereof. All information provided to Republic or any Republic Subsidiary by or on behalf of the Shareholders hereunder will be held by Republic and the Republic Subsidiaries pursuant to the terms of the Confidentiality Agreement.

                 (b) Prior to the Closing, the Shareholders shall and shall cause the Conveyed Entities and their Subsidiaries and their respective accountants, counsel, agents and other representatives to cooperate with Republic and the Republic Subsidiaries by providing information about the Conveyed Entities and their Subsidiaries which is reasonably necessary for Republic, the Republic Subsidiaries and their respective accountants, counsel, agents and other representatives to prepare the Registration Statement. Notwithstanding the final sentence of Section 6.1(a) or the terms of the Confidentiality Agreement, Republic and the Republic Subsidiaries may, upon the prior written consent of the Shareholders (which consent may be granted or withheld at the Shareholders' sole discretion), disclose, or cause its representatives to disclose, and at the request of Republic and/or the Republic Subsidiaries, the Shareholders shall, or shall cause the Conveyed Entities to, disclose information concerning the Conveyed Entities and their Subsidiaries and their respective businesses, assets and properties, and the transactions contemplated by this Agreement in the Registration Statement.

         Section 6.2 Conduct of Business. Except (i) as expressly provided by this Agreement or required by any of the documents listed in the Schedules hereto or (ii) with the prior written consent of Republic and the Republic Subsidiaries, during the period from the date of this Agreement to the Closing Date, the Shareholders will cause each Conveyed Entity and each Subsidiary thereof to conduct its business only in the ordinary course consistent with past practice and will cause the Conveyed Entities and the Subsidiaries thereof to use commercially reasonable efforts to keep available the services of their present officers and employees and preserve their material relationships with licensors, licensees, Franchisees, Subfranchisors, customers and suppliers and other Persons having material business dealings with them. Accordingly, except as expressly provided by this Agreement, each of the Conveyed Entities and each Subsidiary thereof shall not, during the period from the date of this Agreement to the Closing Date, directly or indirectly do or agree to do any of the following without the prior written consent of Republic (which consent shall not be unreasonably withheld):

                 (a) amend or otherwise change its articles of incorporation or bylaws or equivalent organizational documents;

                 (b) issue, sell, reclassify, or redeem, or authorize the issuance, sale, reclassification, or redemption of, any shares of its capital stock of any class (or partnership interests, as the case may be), or any options, warrants, convertible securities or other rights to acquire any equity interest in any Conveyed Entity;

                 (c) declare, set aside, make or pay any dividend or other distribution (except for Taxes).

                 (d) incur any indebtedness for borrowed money or issue any debt securities, except for borrowings under existing credit facilities in the ordinary course of business consistent with past practices; or

                 (e) increase the compensation payable or to become payable to its officers and key employees, except pursuant to existing obligations in employment contracts.

         Nothing contained in this Section 6.2 shall prohibit mergers by and between the Conveyed Entities or their Subsidiaries or require the Conveyed Entities or their Subsidiaries to obtain the prior written consent of Republic and/or the Republic Subsidiaries in connection therewith. In addition, prior to the consummation of the transactions contemplated by Sections 2.2 through 2.22, any or all of the following events (collectively, the "Contributions") may, at the option of the Shareholder Representative, be consummated: (i) all of the capital stock of each of Alamo Canada, Green Corn, Tower and Guy Salmon may be contributed to Alamo in exchange for additional shares of Alamo Common Stock and (ii) all of the capital stock of Alamo Belgium and Territory Blue may be contributed to Guy Salmon, Ltd. in exchange for additional limited partnership interests in Guy Salmon, Ltd., such that, in each case, the consideration received by the Shareholders hereunder shall be no different than if the Contributions had not taken place. In the event that any of the Contributions are consummated, the transactions contemplated at Closing shall be modified as follows: (x) if the Contributions involving Alamo Canada, Alamo Belgium, Territory Blue, Tower, Green Corn and/or Guy Salmon are consummated, the transactions contemplated by Sections 2.3, 2.4, 2.5, 2.6, 2.7 and 2.8, respectively, shall not be consummated; and (y) the number of shares of Republic Common Stock issuable in the transactions contemplated by Section 2.2 (in the case of the Contributions involving the entities listed in clause (i) above) and Section 2.22(b) (in the case of the Contributions involving Alamo Belgium and Territory Blue) shall, to the extent applicable, be appropriately increased to reflect the additional shares of Alamo Common Stock and the additional limited partnership interests in Guy Salmon, Ltd. issued in connection with such Contributions, such that, in each case, the consideration received by the Shareholders hereunder shall be no different than if the Contributions had not taken place; provided, however, that the aggregate number of shares of Republic Common Stock issuable pursuant to Section 2.23 shall remain unchanged.

         Section 6.3      Commercially Reasonable Efforts.

                 (a) Prior to the Closing, upon the terms and subject to the conditions of this Agreement, Republic, the Republic Subsidiaries and the Shareholders agree to, and the Shareholders agree to cause each of the Conveyed Entities to, use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, or required under applicable Laws to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable including, but not limited to, (i) the preparation and filing of all applicable forms under the HSR Act and other Competition Laws, (ii) the preparation and filing of all other forms, registrations and notices required to be filed to consummate the transactions contemplated by this Agreement and the taking of such actions as are necessary to obtain any requisite approvals, consents, orders, exemptions or waivers by any third party or Governmental Authority, and (iii) the satisfaction of the conditions to Closing.

                 (b) From the date of this Agreement through the Closing Date, each party shall promptly consult with the other parties hereto with respect to, provide any necessary information with respect to and provide the other (or its counsel) copies of, all filings made by such party with any Governmental Authority or any other information supplied by such party to a Governmental Authority in connection with this Agreement and the transactions contemplated by this Agreement, except personal information with respect to officers and directors. Each party hereto shall promptly inform the other of any communication from any Governmental Authority regarding any of the transactions contemplated by this Agreement. If any party hereto or Affiliate thereof receives a request for additional information or documentary material from any such Governmental Authority prior to the Closing Date with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party or parties, an appropriate response in compliance with such request, but in no event shall any such response be submitted without the prior review and consent of the other party or parties.

                 (c) Following the Closing, Republic shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or required under applicable Laws to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement and the Registration Rights Agreement attached hereto as Exhibit "A".

         Section 6.4 No Solicitation. The Shareholders shall not, and shall cause the Conveyed Entities and their Subsidiaries and their respective officers, directors, Affiliates, representatives, agents and employees not to, directly or indirectly, (a) solicit, or engage in any discussions or negotiations with, any Person or group of Persons concerning any merger, business combination, sale of material assets, sale of shares, partnership interests or other securities or any similar transactions involving the Conveyed Entities or their Subsidiaries, or (b) enter into any agreement or commitment (whether or not binding) with respect to any of the foregoing transactions. The Shareholders will immediately notify Republic if any third party attempts to initiate any solicitation, discussion or negotiation with respect to any of the foregoing transactions.

         Section 6.5 Further Assurances. From and after the Closing Date, the Shareholders shall, at the sole cost and expense of Republic and the Republic Subsidiaries, promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Republic and the Republic Subsidiaries to permit Republic and the Republic Subsidiaries to satisfy their respective obligations hereunder or evidence title or to provide to Republic and the Republic Subsidiaries the benefits contemplated hereby.

         Section 6.6      SEC Documents; Financial Statements.

                 (a) Alamo shall deliver to Republic and the Republic Subsidiaries a true and correct copy of its Quarterly Reports on Form 10-Q for each quarter prior to the Closing Date, which Quarterly Reports shall be delivered to Republic and the Republic Subsidiaries as, and promptly after the time, filed with the SEC.

                 (b) The Shareholders shall cause to be prepared, at the sole cost and expense of Republic and the Republic Subsidiaries, all reasonably requested financial statements of the Conveyed Entities and their Subsidiaries required to be included in the Registration Statement.

         Section 6.7      Certain Tax Matters.

                 (a) S Corporation Status. From the date hereof through the Closing Date, the Shareholders and the Conveyed Corporations shall maintain the status as an S corporation for federal, state and local Income Tax purposes of each of the Conveyed Corporations (other than any Conveyed Corporation that is not an S corporation for federal, state or local Income Tax purposes as of the date hereof).

                 (b) Conveyed Partnership Status. From the date hereof through the Closing Date, the Shareholders and the Conveyed Partnerships shall maintain the status of each of the Conveyed Partnerships as a partnership for federal, state or local Income Tax purposes.

                 (c) Preparation and Filing of Tax Returns: Payment of Taxes. (i) The Shareholders shall prepare (at their own cost and expense and in a manner consistent with past practice) all Income Tax Returns for all taxable periods ending on or before the Closing Date (such periods being hereinafter referred to as "Pre-Closing Periods") for each Conveyed Corporation that is an S corporation, for each jurisdiction in which such Conveyed Corporation is an S corporation, and (ii) each Conveyed Partnership. The Shareholders shall deliver to Republic and the Republic Subsidiaries each such Tax Return that has not been filed by the Closing Date no later than fifteen
(15) days prior to the due date for the filing of such Tax Return (including any extensions requested and received), and Republic and/or the Republic Subsidiaries shall file or cause such Tax Return to be filed on or before such due date. At the request of the Shareholders, Republic and the Republic

Subsidiaries shall file or cause the relevant Conveyed Entity to file one or more requests for an extension of the time to file any Tax Return referred to in this Section 6.7(c)(i). The Shareholders shall pay all federal, state and local Income Taxes shown to be due and payable by them on such Tax Returns.

                          (ii)    Republic and the Republic Subsidiaries shall
cause each of the Conveyed Entities and its Subsidiaries to prepare and file (in each case, at Republic's and the Republic Subsidiaries' own cost and expense) on a timely basis all Tax Returns of each of the Conveyed Entities and its Subsidiaries other than those referred to in Section 6.7(c)(i) hereof. Subject to Section 6.7(e), Republic and the Republic Subsidiaries shall pay or cause each of the Conveyed Entities and its Subsidiaries to pay all Taxes shown to be due and payable on each such Return.

                          (iii)   The Shareholders, Republic, the Republic
Subsidiaries and their respective Subsidiaries shall cooperate, and shall cause their respective, officers, employees, agents, auditors and representatives to cooperate, in (x) preparing and filing the Tax Returns of the Conveyed Entities and (y) defending against any adjustments proposed by any taxing authority, in each case with respect to any taxable period that begins before the Closing Date, including maintaining and making available to each other all necessary or appropriate records.

                 (d) Transfer and Similar Taxes. Notwithstanding any other provision of this Agreement to the contrary, Republic and the Republic Subsidiaries shall assume and promptly pay all sales, use, privilege, transfer, documentary, gains, stamp, duties, recording and similar Taxes and fees (including any penalties, interest or additions) imposed upon any party in connection with the transfer of any of the Company Common Stock and the Partnership Interests (collectively, the "Transfer Taxes"), and Republic and the Republic Subsidiaries shall procure any stock transfer stamps required by, and accurately file all necessary Tax Returns and other documentation with respect to, any Transfer Tax.

                 (e)      Tax Indemnification.

                          (i)     Republic and the Republic Subsidiaries shall
jointly and severally indemnify, defend and hold harmless each Shareholder from and against any and all Losses asserted against, resulting to, imposed on or sustained, incurred or suffered by such Shareholder, directly or indirectly, by reason of or resulting from any and all Taxes imposed upon any of the Conveyed Entities or its Subsidiaries with respect to (x) any taxable period beginning before the Closing Date and ending after the Closing Date (such taxable periods are hereinafter referred to as "Straddle Periods", and the Taxes for such periods are hereinafter referred to as "Straddle Taxes") and (y) any taxable period (other than a Straddle Period) ending after the Closing Date (such taxable periods are hereinafter referred to as "Post-Closing Periods", and the Taxes for such periods are hereinafter referred to as "Post-Closing Taxes").

                          (ii)    Indemnification payments pursuant to this
Section 6.7(e) shall be made by paying to the indemnified party amounts that, on an after-Tax basis reflecting the Tax consequences, if any, of each payment by the indemnified party of Taxes and the receipt of the payments from the indemnifying party pursuant to this Section 6.7(e), are equal to the amount of the Losses suffered by the indemnified party. Any payment due pursuant to this Section 6.7(e) shall be made not later than three (3) days after receipt by the indemnifying party of written notice from the indemnified party stating that any Losses against which the indemnified party is entitled to indemnification have been paid and the amount thereof and of the related indemnity payment. Any indemnification payment required to be made hereunder that is not paid when due shall bear interest until paid at a rate per annum equal to the rate of interest publicly announced in the Wall Street Journal from time to time as the prime rate.

                          (iii)   For purposes of determining the amount of
Straddle Taxes for or which relate to the pre-Closing or post-Closing portion of Straddle Period, the Closing Date shall be treated as the last day of a taxable period, and the portion of any such Tax that is allocable to the taxable period that is so deemed to end on and include the Closing Date: (x) in the case of Taxes that are either (1) based upon or measured by income or receipts or (2) imposed in connection with any sale, transfer, assignment or distribution of property (real or personal, tangible or intangible), shall be deemed equal to the amount which would be payable if the period for which such Tax is assessed ended on and included the Closing Date, and (y) in the cases of Taxes other than Taxes described in clause (x) hereof, shall be the total amount of Tax for the full taxable period that includes the Closing Date multiplied by a fraction, the numerator of which is the number of days in the pre-Closing portion of the Straddle Period and the denominator of which is the total number of days in that full taxable period.

                          (iv)    If a notice of deficiency, proposed
adjustment, adjustment, assessment, audit, examination, suit, dispute or other claim with respect to Taxes for which one party to this Agreement is entitled to indemnification from another party (a "Tax Claim") shall be delivered or sent to or commenced or initiated against any of the Conveyed Entities or its Subsidiaries by any taxing authority, such Conveyed Entity or Subsidiary shall promptly notify the Shareholders in writing of the Tax Claim. If a Tax Claim shall be delivered or sent to or commenced or initiated against any Shareholder by any taxing authority, such Shareholder shall promptly notify Republic or the Republic Subsidiaries in writing of such Tax Claim.

                 (f) Personnel. Republic and each Republic Subsidiary hereby agrees to cause the Conveyed Entities to file their respective Tax Returns for all Straddle Periods on or before the due date therefor (including any permitted filing extension). Republic and each Republic Subsidiary further agrees to employ, engage and/or retain such personnel as would be necessary to accomplish the foregoing, possibly including one or more of those individuals specified on Schedule 6.7(f).

                 (g) Tax-Free Reorganization. From and after the date hereof and through the Closing, each party hereto shall use its best efforts to cause the Mergers to qualify, and shall not take any action or cause any action to be taken which could prevent any Merger from qualifying, as a reorganization under Section 368(a) of the Code. Following the Closing, none of Republic, any Surviving Corporation nor any of their Affiliates shall knowingly take any action or knowingly cause any action to be taken which could reasonably be expected to cause any Merger to fail to qualify as a reorganization under Section 368(a) of the Code.

         Section 6.8      Intercompany Obligations; Affiliate Agreements.

                 (a)      Except for accounts of the types set forth in
Schedule 6.8(a) or accounts incurred in the ordinary course of business consistent with past practice and in connection with goods actually sold or services actually rendered, immediately prior to the Closing, the Shareholders shall cause (i) all of their Affiliates (other than the Conveyed Entities and Subsidiaries thereof) to repay in full any Indebtedness or other amounts owing to the Conveyed Entities or their Subsidiaries and (ii) all of their Affiliates (other than the Conveyed Entities and Subsidiaries thereof) to satisfy and discharge in full, or at the Shareholders' option cancel without payment, any Indebtedness or other amounts owing to such Persons from the Conveyed Entities or their Subsidiaries.

                 (b) Except for those agreements set forth on Schedule 6.8(b), prior to the Closing, the Shareholders shall cause all agreements between the Shareholders or their Affiliates (other than the Conveyed Entities and the Subsidiaries thereof), on the one hand, and any Conveyed Entity or Subsidiary thereof, on the other hand, to be terminated in all respects such that there shall be no liability thereunder on the part of any Conveyed Entity or any Subsidiary thereof.

         Section 6.9      [Intentionally Deleted].

         Section 6.10     [Intentionally Deleted].

         Section 6.11 HSR Act Filings; Other Action. Subject to the terms and conditions herein provided, Republic, the Republic Subsidiaries and the Shareholders shall with respect to the HSR Act: (a) promptly make their respective filings and thereafter make any other required submissions under the HSR Act with respect to the transactions contemplated hereby (including without limitation diligently and promptly responding to any "second request" from the Antitrust Division of the Department of Justice or the Federal Trade Commission); (b) use reasonable commercial efforts to cooperate with one another in (i) determining which filings are required to be made prior to the Closing Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Closing Date from, governmental or regulatory authorities of the United States, the several states and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely make all such filings and timely seek all such consents, approvals, permits or authorizations; and (c) use reasonable commercial efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement.

         Section 6.12     Non-Competition.

                 (a) The Shareholders severally (but not jointly) agree that for a period beginning on the Closing Date and ending on the third anniversary of the Closing Date, each Shareholder and his Affiliates shall not
(A) engage in, anywhere in the world, the daily general use automobile rental business or (B) directly or indirectly invest in, manage, operate, join or control as a partner, stockholder, consultant or otherwise, any Person that engages in any type of automobile rental business (including, without limitation, the general use, Local Business and Replacement Business), provided, however, that, it shall not be deemed to be a violation of this
Section 6.12 for (i) the Shareholders to acquire, directly or indirectly, an interest in or invest in securities of any Person whose business, at the time of such acquisition or investment, derives less than 5% of its revenues from the daily general use automobile rental business; (ii) the Shareholders to invest in securities, which are publicly traded or listed on any securities exchange or automated quotation system, of any Person engaged in the daily general use automobile rental business so long as such investment is solely as a passive investor and not with the purpose or intent of controlling or managing such Person and which constitute no more than 5% of the outstanding securities of the same class of the issuer thereof; (iii) Norman D. Tripp and William H. Kelly, Jr., to provide legal services to any automobile rental business; and/or (iv) William H. Kelly, Jr. to, directly or indirectly, invest in, manage, operate, join or control as a partner, stockholder, consultant or otherwise any Person that engages in the automobile business.

                 (b) The Shareholders, Republic and each Republic Subsidiary has independently consulted with its counsel and after such consultation agrees that the covenants set forth in this Section 6.12 are reasonable and proper. It is the desire and intent of the parties that the provisions of this Section 6.12 shall be enforced to the fullest extent permissible under applicable Law. If all or part of this Section 6.12 is held invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. If any part of this Section 6.12 is finally determined in a proceeding by a Governmental Authority to be excessively broad as to duration, scope, activity or subject, such part will be construed by limiting and reducing it so as to be enforceable to the maximum extent compatible with applicable Law.

         Section 6.13 Public Disclosure. The parties hereto agree that no press release or similar public announcement or communication shall, if prior to the Closing, be made or caused to be made concerning the execution or performance of this Agreement without each party's prior written consent (which consent may be granted or withheld at any party's sole discretion); provided however that any press release or similar public announcement or communication as may be required to comply with the requirements of any applicable Laws shall not require any party's consent but shall only be made after (a) the disclosing party consults with legal counsel regarding such press release or similar public announcement or communication and (b) the Shareholders and Republic consult in advance, and cooperate, with respect to the content and substance of any required press release or similar public announcement or communication.

         Section 6.14 Affected Employees. (a) It is the intention of the parties hereto that the employees of the Conveyed Entities and their Subsidiaries (including employees on vacation, leave of absence, disability or layoff) immediately prior to the Closing Date will remain employees of the Conveyed Entities and their Subsidiaries immediately following the Closing Date at the salary levels (or higher) and subject to the rights (including severance) under existing employment agreements or arrangements (including without limitation FAMPACT) in effect immediately prior to the Closing Date, subject to the right of the Conveyed Entities and their Subsidiaries to deal with (including by termination of employment) their employees.

                 (b) After the Closing Date, Republic and the Republic Subsidiaries will and will cause the Conveyed Entities and the Subsidiaries thereof to give to each Affected Employee the same service credit with Republic, the Republic Subsidiaries and the Conveyed Entities and the Subsidiaries thereof as each such Affected Employee previously earned up to the Closing Date for purposes of determining the Affected Employee's eligibility to participate in, vesting under, benefit accrual under, eligibility for early distribution of benefits from and eligibility for early retirement or any other subsidized benefit provided for in any employee benefit plan, practice or policy established, maintained or contributed to by Republic, the Republic Subsidiaries and/or the Conveyed Entities and the Subsidiaries thereof (a "Republic Subsidiary's Plan") in which such Affected Employee is eligible to participate and shall, where appropriate, cause each Republic Subsidiary's Plan to reflect the foregoing requirement.

                 (c) For a period of one (1) year after the Closing Date, the Affected Employees will be provided such pension and other employee benefits, which are identical to, or no less favorable in the aggregate than, such benefits provided to them by the Conveyed Entities and the Subsidiaries thereof immediately prior to the Closing Date. For purposes of computing deductible amounts (or like adjustments or limitations on coverage) under Republic's or any Republic Subsidiary's Plan which is an "employee welfare benefit plan," as defined in Section 3(1) of ERISA (a "Successor Welfare Plan") in which such Affected Employee is eligible to participate, expenses and claims previously recognized for similar purposes under any plans of the Conveyed Entities and the Subsidiaries thereof, providing similar benefits prior to the Closing Date, shall be credited or recognized under the applicable Successor Welfare Plan.

                 (d) Republic and each Republic Subsidiary hereby agrees to pay or cause the Conveyed Entities and the Subsidiaries thereof to pay (i) all accrued bonuses payable by the Conveyed Entities and the Subsidiaries thereof under all employment, severance, consulting or other agreements with employees and consultants of the Conveyed Entities and the Subsidiaries thereof and (ii) the unaccrued amounts payable by the Conveyed Entities and the Subsidiaries to the individuals and in the amounts set forth on Schedule 6.14.

         Section 6.15     [Intentionally Deleted].

         Section 6.16 Insurance. From and after the Closing Date until the fifth anniversary thereof, Republic and the Republic Subsidiaries hereby agree to maintain, in full force and effect, the directors' and officers' insurance policies of the Conveyed Entities set forth on Schedule 6.16, or procure and maintain, in full force and effect, replacement insurance policies which are no less favorable than the insurance policies on said Schedule. From and after the Closing Date until the fifth anniversary thereof, Republic and the Republic Subsidiaries further agree to maintain, in full force and effect, and/or procure and maintain, in full force and effect, customary liability insurance policies for the Conveyed Entities and their Subsidiaries which (a) name the Shareholders as additional insureds and (b) cover all periods prior to the Closing Date.

         Section 6.17 Distribution of Earnings. (a) Republic and the Republic Subsidiaries hereby acknowledge that, prior to the Closing Date, the Conveyed Entities declared and paid to the Shareholders dividends and/or distributions (the "Tax Dividends") to be used by the Shareholders exclusively to satisfy their respective Tax liabilities attributable to their status as shareholders or partners of the Conveyed Entities for the period beginning January 1, 1996 and ending on the Closing Date (the "1996 Pre-Closing Period"). To the extent the Income Taxes for the 1996 Pre- Closing Period, as estimated by the Shareholders and provided in writing to Republic one (1) day prior to the Closing Date, exceed the Tax Dividends paid (such excess, the "Estimated Excess Tax Amount"), Republic shall issue to the Shareholders, on the Closing Date, that number of shares (the "Tax Shares") of Republic Common Stock having a value (based on the per share price of Republic Common Stock utilized to determine the Aggregate Consideration) equal to the Estimated Excess Tax Amount; provided that the value (based on the per share price of Republic Common Stock utilized to determine the Aggregate Consideration) of the Tax Shares shall not exceed $15,000,000 in the aggregate.

                 (b) Republic shall cause the Conveyed Entities to provide to the Shareholders, on or before February 15, 1997, all information necessary to calculate the Income Taxes payable by the Shareholders which are attributable to their status as shareholders or partners of the Conveyed Entities for the 1996 Pre-Closing Period (the "1996 Income Taxes"). No later than April 1, 1997, the Shareholders shall provide to Republic's "Big 6" accountants a copy of page 2 of each Shareholder's 1996 Federal Income Tax Return, Form 1040 (the "Tax Disclosure") showing the total amount of 1996 Income Taxes (and the calculation thereof and related supporting schedules), which tax return shall be prepared by a "Big 6" accounting firm chosen by each Shareholder (the "Return Preparer(s)"). Republic and the Shareholders hereby agree that a "Big 6" accounting firm chosen by Republic shall have the right to consult with the Return Preparer(s) between February 15, 1997 and April 1, 1997 in respect of the Shareholders' respective 1996 Federal Income Tax Returns, Form 1040, and the calculation of the Taxes shown to be due thereon, and the Shareholders shall direct the Return Preparer(s) to so consult with such "Big 6" accounting firm. The 1996 Income Taxes of the Shareholders, based on the Tax Disclosure, shall be conclusive and binding on Republic and the Shareholders absent mathematical errors. The excess of (i) the 1996 Income Taxes, based on the Tax Disclosure, over (ii) the Tax Dividends is hereinafter referred to as the "Excess Tax Amount." If the Excess Tax Amount is less than the Estimated Excess Tax Amount, the Shareholders will return to Republic (within five (5) days of such determination) that number of Tax Shares having a value (based on the per share price of Republic Common Stock utilized to determine the Aggregate Consideration) equal to such difference. In no event shall the Shareholders be required, for purposes of this Section 6.17(b), to return to Republic more than the number of Tax Shares issued by Republic to the Shareholders. If the Excess Tax Amount is greater than the Estimated Excess Tax Amount, Republic will not be required to issue additional shares of Republic Common Stock to the Shareholders.

                 (c) If the Tax Dividends exceed the 1996 Income Taxes, based on the Tax Disclosure, the Shareholders shall pay, in cash, any such excess amount to the entity from which such Tax Dividends were made.

                 (d) The Shareholders represent and warrant that the Estimated Excess Tax Amount will be recorded as an accrued dividend payable in the financial statements of the Conveyed Entities one (1) day prior to the Closing Date and such accrued dividend payable is a valid and legal liability of the Conveyed Entities.

                 (e) For purposes of this Section 6.17, the term "Income Taxes" shall mean any federal, state, local or foreign tax based on or measured by net income.

                 (e)      For purposes of making the calculation of Excess Tax
Amount:

                          (i)     Federal income taxes shall be computed as the
difference between (x) the Shareholders' federal income tax liability from their respective 1996 federal income tax returns, including all items of income, deduction and credit from the Conveyed Entities and (y) the Shareholders' federal income tax liability from their respective 1996 federal income tax returns, excluding all items of income, deduction and credit from the Conveyed Entities; and

                          (ii)    State and local income taxes (reduced by the
corresponding federal income tax benefit to the Shareholders) shall be computed as the difference between (x) the Shareholders' state and local income tax liability from their respective state or local income tax returns, including all items of income, deduction and credit from the Conveyed Entities and (y) the Shareholders' state and local tax liability from their respective state or local income tax returns, excluding all items of income, deductions and credits from the Conveyed Entities.

         Section 6.18     Pooling Accounting.   Each of the parties hereto
shall use its reasonable efforts to cause the business combination to be effected by the Transactions to be accounted for as a pooling of interests. Each of the parties hereto shall use its reasonable efforts to cause its Affiliates not to take any action that would adversely affect the ability of Republic and the Republic Subsidiaries to account for the business combination to be effected by the Transactions as a pooling of interests.

         Section 6.19 Sale of Republic Common Stock. From and after the Closing Date, Republic shall cooperate with the Shareholders to effect the sale of the Republic Common Stock as the Shareholders may reasonably request (including, without limitation, making its officers available to discuss the business of Republic to potential purchasers of the Republic Common Stock and preparing any supplements or amendments to the Registration Statement) and Republic will execute and deliver, or arrange for the execution and delivery of, such documents as may reasonably be requested by the Shareholders related to the sale of the Republic Common Stock.

         Section 6.20 Certified. Republic agrees to cause the Conveyed Entities and their respective Subsidiaries to continue to provide data, public relations, human resources and marketing services to Certified Tours, Inc., Dancing Bear Group, Inc. and New River Technologies, Inc. on the same terms and conditions contained in the agreements in effect as of the date hereof between such Persons and one or more of the Conveyed Entities and the Subsidiaries thereof. Notwithstanding anything to the contrary contained in any agreement between any one or more of the Conveyed Entities, Certified Tours, Inc., Dancing Bear Group, Inc. and New River Technologies, Inc. (or any affiliate of Certified Tours, Inc., Dancing Bear Group, Inc. or New River Technologies, Inc.), any party thereto shall have the right to terminate such agreement at any time without cost or penalty; provided however, that, the parties agree to cooperate with one another and to provide reasonable assistance to one another for a reasonable period of time, not to exceed in the case of data processing services two (2) years, and in the case of any services other than data processing services one (1) year, in either case, following receipt of a notice of termination, to enable each party to arrange for satisfactory replacement of such services.


                                  ARTICLE XXI.

                             CONDITIONS TO CLOSING

         Section 7.1 Conditions to the Obligations of Republic, the Republic Subsidiaries and the Shareholders. The obligations of each party hereto to effect the Closing are subject to the satisfaction (or waiver) on or prior to the Closing Date of the following conditions:

                 (a) HSR Act. All waiting periods applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

                 (b) No Injunctions. No temporary restraining order, preliminary or permanent injunction or other order or decree which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect, and no statute, rule or regulation shall have been enacted by any Governmental Authority which makes the consummation of the transactions contemplated hereby illegal.

         Section 7.2 Conditions to the Obligations of Republic and the Republic Subsidiaries. The obligation of Republic and the Republic Subsidiaries to effect the Closing is subject to the satisfaction (or waiver by Republic and the Republic Subsidiaries) on or prior to the Closing Date, of the following conditions:

                 (a) Representations and Warranties. The representations and warranties of the Conveyed Entities contained in Article IV shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, as if made as of the Closing (except that representations and warranties that are expressly made as of a specific date need be true in all material respects only as of such date).

                 (b) Covenants. The Conveyed Entities and the Shareholders shall have performed in all material respects the covenants and obligations required to be performed by them on or prior to the Closing.

                 (c) No Material Adverse Effect. Since the date of this Agreement, there shall not have been, or occurred any event which could reasonably be expected to result in, a Material Adverse Effect.

                 (d) Certificates. The Conveyed Entities and the Shareholders shall have furnished Republic and the Republic Subsidiaries with a certificate of the Shareholders, dated the Closing Date, to the effect that the conditions set forth in Sections 7.2(a), (b) and (c) have been satisfied.

                 (e) Opinion. The Shareholders shall have furnished Republic and the Republic Subsidiaries with an opinion of (i) Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. and (ii) Tripp, Scott, Conklin & Smith, in each case in form and substance reasonably satisfactory to Republic and the Republic Subsidiaries with respect to the matters set forth in Exhibit "B" and Exhibit "C", respectively, attached hereto.

                 (f) Litigation. No Litigation shall have been commenced and be continuing by any Governmental Authority which seeks to prevent consummation of the transactions contemplated hereby or which seeks material damages in connection with the transactions contemplated hereby.

                 (g) Consents. All necessary consents, approvals and authorizations including those described in Sections 4.4, 4.5 and 5.5 and the Schedules thereto and the declarations and filings described in Sections 4.4,
4.5 and 5.5 and the Schedules thereto shall have been obtained, made or filed, except for those consents, approvals, authorizations, declarations and/or filings, the failure to obtain, make or file by the Closing Date would not, individually or in the aggregate, subject Republic, the Republic Subsidiaries, the Conveyed Entities or their Subsidiaries, taken as a whole, to a significant penalty or other Material Adverse Effect as a result of consummating the transactions contemplated hereby without having obtained, made or filed such consents, approvals or authorizations, declarations and/or filings.

                 (h) Indebtedness. Republic and/or the Republic Subsidiaries shall have either (i) refinanced the Indebtedness of the Conveyed Entities and their Subsidiaries on terms reasonably acceptable to Republic and the Republic Subsidiaries or (ii) obtained valid consents, waivers and amendments to covenants, on terms reasonably acceptable to Republic and the Republic Subsidiaries, from the holders of such Indebtedness or of Indebtedness of any third party guaranteed by any of the Conveyed Entities ("Guaranties") and from the issuers of any letters of credit issued for the benefit of any of the Conveyed Entities ("LOCs") sufficient to permit the Closing and consummation of the transactions contemplated hereby without resulting (with or without notice or lapse of time or both) in any material increase in interest rate, material modification or default under such Indebtedness, Guaranties or any obligation related to the LOCs or in any ability of the holders of such Indebtedness (or trustees or agents) to accelerate the time for payment thereof; provided however that the refinancing of the 11 3/4% Notes due 2006 in the original principal amount of $100,000,000 (the "Senior Notes") shall not be a condition to Purchaser's obligation to effect the Closing if (i) the Closing would not cause an event of default under the Senior Notes and (ii) the holders of the Senior Notes would not have the right to put their Senior Notes to certain of the Conveyed Entities for more than 101% of the face thereof.

                 (i) Accountant's Letter With Respect to Pooling of Interest Accounting Treatment. Republic shall have received from KPMG Peat Marwick LLP, independent certified public accountants for the Conveyed Entities, a letter dated the Effective Time, in form and substance reasonably acceptable to Republic, confirming that, to their knowledge after due and diligent inquiry of management, there have been no transactions or events with respect to the Conveyed Entities which would, and the ownership structure and attributes of the Conveyed Entities and the Shareholders would not, proscribe the transactions contemplated hereby, if consummated, from being considered as pooling of interests business combinations. Republic shall have received from Arthur Andersen LLP, a letter dated the Effective Time, confirming that the transactions contemplated hereby, if consummated, can properly be accounted for as pooling of interests business combinations in accordance with GAAP and the criteria of Accounting Principles Board Opinion No. 16 and the regulations of the SEC.

         Section 7.3 Conditions to the Obligations of the Shareholders. The obligation of the Shareholders to effect the Closing is subject to the satisfaction (or waiver by the Shareholders) prior to the Closing, of the following conditions:

                 (a) Representations and Warranties. The representations and warranties of Republic and the Republic Subsidiaries contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, as if made as of the Closing (except that representations and warranties that are expressly made as of a specific date need be true in all material respects only as of such date).

                 (b) Covenants. Republic and the Republic Subsidiaries shall have performed in all material respects the covenants and obligations required to be performed by them on or prior to the Closing.

                 (c) Certificate. Republic and the Republic Subsidiaries shall have furnished the Shareholders with a certificate dated the Closing Date, signed on its behalf by an executive officer of Republic and each Republic Subsidiary, to the effect that the conditions set forth in Sections 7.3(a) and (b) have been satisfied.

                 (d) Opinion. Republic and the Republic Subsidiaries shall have furnished the Shareholders with an opinion of Akerman, Senterfitt & Eidson, P.A. in form and substance reasonably satisfactory to the Shareholders with respect to the matters set forth in Exhibit "D" attached hereto.

                 (e) Registration Rights Agreement. Republic shall have executed that certain Registration Rights Agreement, attached hereto as Exhibit "A", with respect to the Republic Common Stock.

                 (f) Indebtedness. Republic and/or the Republic Subsidiaries shall have either (i) refinanced the Indebtedness of the Conveyed Entities and their Subsidiaries on terms reasonably acceptable to Republic and the Republic Subsidiaries or (ii) obtained valid consents, waivers and amendments to covenants, on terms reasonably acceptable to Republic and the Republic Subsidiaries, from the holders of such Indebtedness sufficient to permit the Closing and consummation of the transactions contemplated hereby without resulting (with or without notice or lapse of time or both) in any material increase in interest rate, material modification or default under such Indebtedness or in any ability of the holders of such Indebtedness (or trustees or agents) to accelerate the time for payment thereof.


                                 ARTICLE XXII.

                          SURVIVAL AND INDEMNIFICATION

         Section 8.1 Survival. None of the representations and warranties of Republic, the Republic Subsidiaries, the Conveyed Entities or the Shareholders contained in this Agreement shall survive the Closing Date except that (a) the representations and warranties contained in Sections 4.3 and 5.9 shall have no expiration date and (b) the representations and warranties contained in Sections 4.16(c) and 5.11 shall terminate on the first anniversary of the Closing Date. The covenants and agreements of the parties set forth in this Agreement and the related indemnification obligations of the parties hereunder to be performed or complied with after the Closing shall survive indefinitely except as expressly provided herein. In the event written notice of any claim for indemnification under Section 8.2 hereof shall have been given (within the meaning of Section 10.1) within the applicable survival period, the representations and warranties that are the subject of such indemnification claim shall survive until such time as such claim is finally resolved.

         Section 8.2 Indemnification by the Shareholders. The Shareholders hereby agree that, from and after the Closing and until the first anniversary of the Closing Date, they shall indemnify, defend and hold harmless, Republic, the Republic Subsidiaries, their respective Affiliates (including, after the Closing, the Conveyed Entities and their Subsidiaries) and, if applicable, their respective directors, officers, shareholders, partners, attorneys, accountants, agents and employees and their heirs, successors and assigns (the "Republic Subsidiary's Indemnified Parties") from, against and in respect of any actual damages, fines, judgments, claims, losses, charges, actions, suits, proceedings, deficiencies, interest, penalties, and reasonable costs and expenses (including reasonable attorneys' and consultants' fees), and in each such case, net of any insurance proceeds payable to or for the benefit of the Person suffering such damages, fines, judgments, claims, losses, charges, actions, suits, proceedings, interest, penalties and/or costs and expenses, as the case may be (collectively, the "Losses"), imposed on, sustained, incurred or suffered by or asserted against the Republic Subsidiary's Indemnified Parties relating to or arising out of any breach of any representation or warranty of the Shareholders contained in
Section 4.3 or Section 4.16(c).

         Section 8.3      Indemnification by Republic and the Republic
Subsidiaries.

                 (a) In addition to the indemnification obligations set forth in Section 6.7(e), Republic and each Republic Subsidiary hereby agrees that, from and after the Closing and until the first anniversary thereof, it shall indemnify, defend and hold harmless the Shareholders, their Affiliates and, if applicable, their respective directors, officers, shareholders, partners, attorneys, accountants, agents and employees and their heirs, successors and assigns (the "the Shareholders' Indemnified Parties") from, against and in respect of any Losses imposed on, sustained, expended, incurred or suffered by or asserted against any of the Shareholders' Indemnified Parties relating to or arising out of (i) any breach of any representation or warranty made by Republic and/or the Republic Subsidiaries contained in this Agreement and (ii) the breach of any covenant or agreement of Republic and/or the Republic Subsidiaries contained in this Agreement.

                 (b) Republic and each Republic Subsidiary hereby further agrees that it shall from and after the Closing indemnify, defend and hold harmless the Shareholders' Indemnified Parties from, against and in respect of any Environmental Costs sustained, incurred or suffered by or asserted against any of the Shareholders' Indemnified Parties: (i) relating to or arising out of any Environmental Liability, whether resulting from pre-Closing acts or omissions or post-Closing acts or omissions of the Conveyed Entities and their Subsidiaries or Republic, the Republic Subsidiaries and their Affiliates or conditions existing before or after the Closing Date, and (ii) by virtue of the Shareholders' Indemnified Parties status or former status as a general partner of DKBERT Assoc. Republic's and the Republic Subsidiaries' obligation to indemnify the Shareholders' Indemnified Parties pursuant to this Section 8.3(b) shall not be limited as to time.

         Section 8.4 Indemnification Procedures. With respect to third party claims, other than those relating to Taxes (which are the subject of Section 6.7(e)), all claims for indemnification by the Shareholders' Indemnified Parties and the Republic Subsidiary's Indemnified Partners (each, an "Indemnified Party" and, collectively, the "Indemnified Parties") hereunder shall be asserted and resolved as set forth in this Section 8.4. In the event that any claim or demand by any third party for which a party or parties to this Agreement (the "Indemnifying Party) may be liable to the Indemnified Party hereunder (a "Claim") is asserted against or sought to be collected from the Indemnified Party by such third party, such Indemnified Party shall as promptly as practicable notify the Indemnifying Party in writing of such Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Claim) (the "Claim Notice"). The failure on the part of the Indemnified Party to give any such Claim Notice in a reasonably prompt manner shall not relieve the Indemnifying Party of any indemnification obligation hereunder unless, and only to the extent that, the Indemnifying Party is materially prejudiced thereby. The Indemnifying Party shall have thirty days from delivery of the Claim Notice (the "Notice Period") to notify the Indemnified Party whether or not it desires to defend the Indemnified Party against such Claim, in which case the Indemnified Party shall, at its sole cost and expense, have the right to defend the Indemnified Party by appropriate proceedings and by counsel reasonably acceptable to the Indemnified Party and shall have the sole power to direct and control such defense; provided that any Indemnified Party may participate in any such defense at its sole cost and expense. The Indemnified Party shall not settle a Claim for which it is indemnified by the Indemnifying Party without the written consent of the Indemnifying Party unless the Indemnifying Party does not defend the Indemnified Party against such Claim. Notwithstanding the foregoing, the Indemnified Party shall have the sole right to defend, settle or compromise any Claim with respect to which it has agreed in writing to waive its right to indemnification pursuant to this Agreement. Notwithstanding the foregoing, the Indemnified Party, during the period the Shareholders are determining whether to elect to assume the defense of a matter covered by this Section 8.4, may take such reasonable actions as it deems necessary to preserve any and all rights with respect to the matter, without such actions being construed as a waiver of the Indemnified Party's rights to defense and indemnification pursuant to this Agreement.


                                 ARTICLE XXIII.

                                  TERMINATION

         Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing:

                 (a) by mutual written agreement of Republic, the Republic Subsidiaries and the Shareholders;

                 (b) by the Shareholders, by giving written notice of such termination to Republic and the Republic Subsidiaries, if the Closing shall not have occurred on or prior to December 20, 1996, because of an action, inaction or material delay by Republic or any Republic Subsidiary (unless the failure to consummate the Closing by such date shall be due to or have resulted from any material breach of the representations or warranties made by, or the failure to have fulfilled in all material respects the covenants or obligations of, the Shareholders hereunder);

                 (c) by Republic and/or the Republic Subsidiaries, by giving written notice of such termination to the Shareholders, if the Closing shall not have occurred on or prior to December 20, 1996, because of an action, inaction or material delay by the Shareholders (unless the failure to consummate the Closing by such date shall be due to or have resulted from any material breach of the representations or warranties made by, or the failure to have fulfilled in all material respects the covenants or obligations of, Republic or any Republic Subsidiary hereunder).

                 (d) by Republic or the Republic Subsidiaries or by the Shareholders, by giving written notice of termination to the other party (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a material breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the other party, which breach is not cured within thirty days following written notice given by the terminating party to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing;

                 (e) by either Republic or the Republic Subsidiaries or by the Shareholders, by written notice of termination to the other party if any Governmental Authority of competent jurisdiction shall have issued any statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such statute, rule, regulation, order, decree or injunction or other action shall have become final; or

                 (f) by Republic, within five (5) days of any amendment or modification of the Schedules to this Agreement, if as a direct result of any disclosure or disclosures taken as a whole on any one or more Schedules made after the date hereof, but on or before the Schedule Date (as hereinafter defined in Section 10.8(b)), Republic becomes aware of a circumstance or condition that would have a Material Adverse Effect.

         Section 9.2      Effect of Termination.

                 (a) In the event of the termination of this Agreement in accordance with Section 9.1 hereof, subject to Section 9.2(b), this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other party hereto or their respective Affiliates, directors, officers or employees, except for the obligations of the parties hereto contained in this Section 9.2 and in Sections 10.1, 10.6, 10.7 and 10.9 hereof, and except that nothing herein will relieve any party from liability for a breach of any provision of this Agreement.

                 (b)      If this Agreement is terminated as provided herein:

                          (i)     Republic and the Republic Subsidiaries shall
deliver to Alamo all documents, work papers and other materials (including all copies thereof and all memoranda, work papers and other materials prepared or created by Republic, the Republic Subsidiaries and/or their attorneys, accountants and other representatives based thereon or otherwise in respect of the transactions contemplated hereby) of the Shareholders, the Conveyed Entities or any Subsidiaries thereof relating to the transactions contemplated hereby, whether obtained before or after the execution hereof;

                          (ii)    all information received by Republic and/or
the Republic Subsidiaries with respect to the business of the Conveyed Entities or any Subsidiaries thereof (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution) shall not at any time be used for the advantage of Republic and/or the Republic Subsidiaries or to the detriment of the Person furnishing such information; and Republic and/or the Republic Subsidiary will use their best efforts to prevent the disclosure thereof to third persons without the prior written consent of the Shareholders (which consent may be granted or withheld in the sole discretion of the Shareholders); and

                          (iii)   all filings, applications and other
submissions made pursuant to the terms of this Agreement shall, to the extent practicable, be withdrawn from the agency or other person or entity to which made.

                 (c) If this Agreement shall have been terminated (i) by the Shareholders in accordance with Section 9.1(d) for the material breach by Republic or any Republic Subsidiary, of any of its covenants and agreements contained in this Agreement, following written notice of such breach and a reasonable opportunity to cure (not to exceed thirty (30) days), then the parties hereby agree that (x) the damages that the Shareholders shall be entitled to receive from Republic and the Republic Subsidiaries by reason of such termination shall in no event exceed $25,000,000, in the aggregate, and
(y) such damages may be paid in cash or, at Republic's election, by the delivery of that number of shares of Republic Common Stock determined by dividing the amount of such damages (not to exceed $25,000,000 in any event) by the per share value of a share of Republic Common Stock which was used by the parties in calculating the aggregate number of shares referenced in Section
2.23 (which common stock shall be subject to the terms and conditions of that certain Registration Rights Agreement attached hereto as Exhibit "A") or (ii) by Republic or any Republic Subsidiary in accordance with Section 9.1(d) for the material breach by the Shareholders, of any of their covenants and agreements contained in this Agreement, following written notice of such breach and a reasonable opportunity to cure (not to exceed thirty (30) days), then the parties hereby agree that (x) the damages that Republic or any Republic Subsidiary shall be entitled to receive from the Shareholders by reason of such termination shall in no event exceed $25,000,000, in the aggregate, and (y) such damages shall be paid in cash.


                                 ARTICLE XXIV.

                                 MISCELLANEOUS

         Section 10.1 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by telecopier, provided that the telecopy is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

                          To the Shareholders:

                          c/o Mr. Michael S. Egan
                          110 S.E. 6th Street
                          29th Floor
                          Fort Lauderdale, Florida 33301
                          Telephone: (954) 527-6550
                          Telecopy:  (954) 527-6182

                          With a copy to:

                          Greenberg, Traurig, Hoffman,
                          Lipoff, Rosen & Quentel, P.A.
                          1221 Brickell Avenue
                          Miami, Florida, 33131
                          Attention:  Larry J. Hoffman, Esq.
                          Telephone: (305) 579-0500
                          Telecopy:  (305) 579-0717


                          With a copy to:

                          Fried, Frank, Harris, Shriver & Jacobson
                          One New York Plaza
                          New York, New York 10004
                          Attention: Valerie Jacob, Esq.
                          Telephone: (212) 859-8158
                          Telecopy:  (212) 859-4000

                          To Republic or the Republic Subsidiaries:

                          Republic Industries, Inc.
                          200 East Las Olas Boulevard, Suite 1400
                          Fort Lauderdale, Florida 33301
                          Attention: Richard L. Handley, General Counsel
                          Telephone: (954) 627-6000
                          Telecopy:  (954) 522-8219

                          With a copy to:

                          Akerman, Senterfitt & Eidson, P.A.
                          One S.E. 3rd Avenue, 28th Floor
                          Miami, Florida 33131
                          Attention:  Stephen K. Roddenberry, Esq.
                          Telephone:  (305) 374-5600
                          Telecopy:   (305) 374-5095


         Section 10.2 Amendment: Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Republic, the Republic Subsidiaries and the Shareholders, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         Section 10.3 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto.

         Section 10.4 Entire Agreement. This Agreement (including all Schedules, Annexes and Exhibits hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for the Confidentiality Agreement which will remain in full force and effect for the term provided for therein and other than any written agreement of the parties that expressly provides that it is not superseded by this Agreement.

         Section 10.5 Fulfillment of Obligations. Any obligation of any party to any other party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.

         Section 10.6 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Section 10.6, nothing in this Agreement, express or implied, is intended to confer upon any Person other than Republic, the Republic Subsidiaries, the Shareholders, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

         Section 10.7 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred by Republic and the Republic Subsidiaries in connection with this Agreement and the transactions contemplated hereby and all costs and expenses paid or incurred in respect of the Registration Statement and all related Blue Sky filing requirements (including the cost and expense of preparing such filings) and all NASDAQ listing fees shall be borne by Republic and the Republic Subsidiaries, and all costs and expenses incurred by the Shareholders in connection with this Agreement and the transactions contemplated hereby shall be borne by Alamo.

         Section 10.8     Schedules.

                 (a) The disclosure of any matter in any Schedule to this Agreement, as may be amended or supplemented prior to the Closing, shall be deemed to be a disclosure for all purposes of this Agreement to which such matter could reasonably be expected to be pertinent, but shall expressly not be deemed to constitute an admission by the Shareholders, Republic or the Republic Subsidiaries, or to otherwise imply, that any such matter is material for the purposes of this Agreement.

                 (b) The parties hereto acknowledge and agree that, as of the date hereof, the Schedules to this Agreement are preliminary in nature and, therefore, may be inaccurate in certain respects. The parties hereto further acknowledge and agree that (i) the Shareholders and the Conveyed Entities shall be permitted to finalize the Schedules to this Agreement within five (5) days of the date hereof (the "Schedule Date"), with the further right to revise said Schedules prior to the Closing to correct any other inaccuracy or omission therein and (ii) any inaccuracy or omission in any of the Schedules on or before the Schedule Date shall not subject the Shareholders or the Conveyed Entities to any liability or claim for damages by Republic or any Republic Subsidiary, notwithstanding any provision to the contrary contained herein.

         Section 10.9 Governing Law: Jurisdiction. This Agreement shall be governed by the laws of the State of Florida, its rules of conflict of laws notwithstanding. The Conveyed Entities, the Shareholders, Republic and each Republic Subsidiary hereby agree and consent to be subject to the jurisdiction of the U.S. federal district court and the jurisdiction of the courts of the State of Florida wherein Broward County, Florida is located in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 10.1.

         Section 10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

         Section 10.11 Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 10.12 Specific Performance. Except as otherwise provided in Section 9.2(c), the parties hereto agree that if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.


                                             REPUBLIC INDUSTRIES, INC., a
                                             Delaware corporation


                                             By: /s/ H. Wayne Huizenga
                                                -------------------------------
                                             Name:  H. Wayne Huizenga
                                                  -----------------------------
                                             Title: Chairman and Co-CEO
                                                   ----------------------------


                                             ALAMO ACQUISITION CORP., a Florida
                                             corporation


                                             By: /s/ Steven R. Berrard
                                                -------------------------------
                                             Name:  Steven R. Berrard
                                                  -----------------------------
                                             Title: President and Co-CEO
                                                   ----------------------------



                                             ALAMO (CANADA) ACQUISITION
                                             CORP., a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             ALAMO (BELGIUM) ACQUISITION
                                             CORP., a Florida corporation

                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             TERRITORY BLUE ACQUISITION
                                             CORP., a Florida corporation

                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             TOWER ADVERTISING GROUP
                                             ACQUISITION CORP., a Florida
                                             corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             GREEN CORN ACQUISITION CORP., a
                                             Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------



                                             GUY SALMON ACQUISITION CORP., a
                                             Florida corporation



                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             ALASYS ACQUISITION CORP., a
                                             Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             TRIPPEROO WINGS ACQUISITION
                                             CORP., a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             RISING MOON ACQUISITION CORP., a
                                             Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             ALAMO (PUERTO RICO) ACQUISITION
                                             CORP., a Delaware corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             ALAMO SALES ACQUISITION CORP., a
                                             Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             RISK MANAGEMENT ACQUISITION
                                             CORP., a Cayman Islands company


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             AFL FLEET ACQUISITION CORP., a
                                             New York corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------



                                             ALAMO LEASING ACQUISITION CORP.,
                                             a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------



                                             ALAMO AUTOMOBILE ACQUISITION
                                             CORP., a Florida corporation



                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             ALAMO SHUTTLE ACQUISITION
                                             CORP., a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             TOWER RESTAURANTS ACQUISITION
                                             CORP., a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------



                                             TOWER FOOD ACQUISITION CORP.,
                                             a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------


                                             CORPORATE PLANNERS ACQUISITION
                                             CORP., a Florida corporation


                                             By: /s/ Thomas W. Hawkins
                                                -------------------------------
                                             Name:  Thomas W. Hawkins
                                                  -----------------------------
                                             Title: SVP
                                                   ----------------------------

                                             ALAMO RENT-A-CAR, INC., a  Florida
                                             corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: CEO
                                                   ----------------------------


                                             ALAMO RENT-A-CAR (CANADA), INC.,
                                             a Florida corporation


                                             By: /s/ Roger H. Ballou
                                                -------------------------------
                                             Name:  Roger H. Ballou
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------



                                             ALAMO RENT-A-CAR, (BELGIUM) INC.,
                                             a Florida corporation


                                             By: /s/ N. Maria Menendez
                                                -------------------------------
                                             Name:  N. Maria Menendez
                                                  -----------------------------
                                             Title: Treasurer
                                                   ----------------------------



                                             TERRITORY BLUE, INC., a Florida
                                             corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: CEO
                                                   ----------------------------

                                             TOWER ADVERTISING GROUP, INC., a
                                             Florida corporation


                                             By: /s/ Roger H. Ballou
                                                -------------------------------
                                             Name:  Roger H. Ballou
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------


                                             GREEN CORN, INC., a Florida
                                             corporation


                                             By: /s/ Michael S. Egan
                                                -------------------------------
                                             Name:  Michael S. Egan
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------


                                             GUY SALMON USA, INC., a Florida
                                             corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------



                                             ALASYS, INC., a Florida corporation


                                             By: /s/ N. Maria Menendez
                                                -------------------------------
                                             Name:  N. Maria Menendez
                                                  -----------------------------
                                             Title: Treasurer
                                                   ----------------------------


                                             TRIPPEROO WINGS, INC., a Florida
                                             corporation


                                             By: /s/ Michael S. Egan
                                                -------------------------------
                                             Name:  Michael S. Egan
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------

                                             RISING MOON INC., a Florida
                                             corporation


                                             By: /s/ Michael S. Egan
                                                -------------------------------
                                             Name:  Michael S. Egan
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------

                                             ALAMO RENT-A-CAR (PUERTO RICO)
                                             INC., a Delaware corporation


                                             By: /s/ Roger H. Ballou
                                                -------------------------------
                                             Name:  Roger H. Ballou
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------



                                             ALAMO INTERNATIONAL SALES, INC.,
                                             a Florida corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------



                                             RISK MANAGEMENT REENGINEERING
                                             ASSURANCE GROUP, a Cayman
                                             Islands company


                                             By: /s/ N. Maria Menendez
                                                -------------------------------
                                             Name:  N. Maria Menendez
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------


                                             AFL FLEET FUNDING, INC., a
                                             New York corporation


                                             By: /s/ Richard L. Taiano
                                                -------------------------------
                                             Name:  Richard L. Taiano
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                             ALAMO LEASING CORP., a Florida
                                             corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------


                                             ALAMO AUTOMOBILE SALES, INC., a
                                             Florida corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------


                                             ALAMO SHUTTLE, INC., a Florida
                                             corporation


                                             By: /s/ D. Keith Cobb
                                                -------------------------------
                                             Name:  D. Keith Cobb
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------



                                             110 TOWER RESTAURANTS, INC., a
                                             Florida corporation


                                             By: /s/ Mary Wood
                                                -------------------------------
                                             Name:  Mary Wood
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------


                                             TOWER FOOD & BEVERAGE, INC., a
                                             Florida corporation


                                             By: /s/ Rosalie V. Arthur
                                                -------------------------------
                                             Name:  Rosalie V. Arthur
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------

                                             CORPORATE PLANNERS & DEVELOPERS,
                                             INC., a Florida corporation


                                             By: /s/ Roger H. Ballou
                                                -------------------------------
                                             Name:  Roger H. Ballou
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------



                                             ALASYS, LTD., a Florida limited
                                             partnership

                                             By:  Alasys, Inc., its General
                                                  Partner


                                                  By: /s/ N. Maria Menendez
                                                     --------------------------
                                                  Name:  N. Maria Menendez
                                                       ------------------------
                                                  Title: Treasurer
                                                        -----------------------


                                             GUY SALMON USA, LTD., a Florida
                                             limited partnership

                                             By: Guy Salmon USA, Inc., its
                                                 General Partner


                                                 By: /s/ D. Keith Cobb
                                                    ---------------------------
                                                 Name:  D. Keith Cobb
                                                      -------------------------
                                                 Title: President
                                                       ------------------------

                                             DKBERT ASSOC., a Florida general
                                             partnership


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                                Michael S. Egan, General Partner


                                             By: /s/ Norman D. Tripp
                                                --------------------------------
                                                Norman D. Tripp, General Partner


                                             By: /s/ William H. Kelly, Jr.
                                                --------------------------------
                                                William H. Kelly, Jr., General
                                                Partner



                                             RKCTR, a Florida general
                                             partnership


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name:  Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee - Michael S. Egan
                                                   -----------------------------
                                                    Living Trust as Partner

                                             /s/ Michael S. Egan
                                             -----------------------------------
                                             MICHAEL S. EGAN



                                             THE MICHAEL S. EGAN LIVING TRUST

                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name:  Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee

                                             THE MICHAEL S. EGAN GRANTOR
                                             RETAINED ANNUITY TRUST FOR
                                             SARAH EGAN MOONEY


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name:  Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee



                                             THE MICHAEL S. EGAN GRANTOR
                                             RETAINED ANNUITY TRUST FOR
                                             ELIZA SHENNERS EGAN


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name:  Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee



                                             THE MICHAEL S. EGAN GRANTOR
                                             RETAINED ANNUITY TRUST FOR
                                             CATHERINE LEWIS EGAN


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name:  Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee



                                             THE MICHAEL S. EGAN GRANTOR
                                             RETAINED ANNUITY TRUST FOR
                                             TEAGUE MICHAEL THOMAS EGAN


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name:  Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee

                                             THE MICHAEL S. EGAN GRANTOR
                                             RETAINED ANNUITY TRUST FOR
                                             RILEY MARTIN MICHAEL EGAN


                                             By: /s/ Michael S. Egan
                                                --------------------------------
                                             Name: Michael S. Egan
                                                  ------------------------------
                                             Title: Trustee



                                             /s/ Norman D. Tripp
                                             -----------------------------------
                                             NORMAN D. TRIPP




                                             /s/ William H. Kelly, Jr.
                                             -----------------------------------
                                             WILLIAM H. KELLY, JR.

                                             THE 110 GROUP TRUST


                                             By: /s/ Rosalie V. Arthur
                                                --------------------------------
                                             Name:  Rosalie V. Arthur
                                             Title: Trustee